[EATON VANCE LOGO]

[PHOTO OF BRICK WALL]
[EDUCATION]

SEMIANNUAL REPORT MARCH 31, 2003

[PHOTO OF HIGHWAY]

EATON VANCE
INSURED
MUNICIPAL
BOND
FUNDS

INSURED MUNICIPAL

INSURED CALIFORNIA

INSURED NEW YORK

[PHOTO OF BRIDGE]

                     IMPORTANT NOTICE REGARDING DELIVERY
                          OF SHAREHOLDER DOCUMENTS

The Securities and Exchange Commission (SEC) permits mutual funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

EATON VANCE, OR YOUR FINANCIAL ADVISER, MAY HOUSEHOLD THE MAILING OF YOUR DOCUMENTS INDEFINITELY UNLESS YOU INSTRUCT EATON VANCE, OR YOUR FINANCIAL ADVISER, OTHERWISE.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

EATON VANCE INSURED MUNICIPAL BOND FUNDS AS OF MARCH 31, 2003

LETTER TO SHAREHOLDERS

[Thomas J. Fetter Photo]

Thomas J. Fetter
President

Amid the dramatic interest rate decline of recent years, many bonds issued at relatively high interest rates from 1993-1998 have been pre-refunded by their issuers. As a result, escrowed bonds have played an increasingly prominent role in municipal bond portfolios. However, while these bonds are valued by professional investors, analysts and portfolio managers, many individual investors have little knowledge of why bonds are escrowed. As part of our continuing educational series, we thought it might be helpful to discuss the mechanics of escrowed bonds and the role of those bonds in the municipal market.

The process of escrowing
municipal bonds to maturity...

In the escrowing process, an issuing jurisdiction essentially refinances original-issue debt with newer, usually lower-interest debt. The jurisdiction issues a "refunding bond," the proceeds of which are used to purchase specially-issued U.S. Treasury bonds - State and Local Government Series bonds, which are held in an irrevocable escrow account by a trustee bank. The principal and interest payments of these Treasury bonds exactly match the future principal and interest payments of the issuer's original bonds.

The principal and interest from these U.S. Treasuries are directed solely to pay the interest and principal on the tax-exempt bonds for which the escrow account was established. Thus, the original bonds are now backed by U.S. Treasuries and are, therefore, deemed among the highest quality of all tax-exempt issues.

Benefits for issuers: lower interest rates and added flexibility...

When municipal bonds are escrowed, they are said to be "defeased." That means that the bonds are no longer governed by the original covenants and are no longer a direct obligation of the original issuer. The most common defeasance
- "high-to-low" defeasance - is based on an economic rationale, in which an issuer seeks to take advantage of a significant decline in interest rates - much the same way homeowners refinance their mortgages. By refunding high-coupon bonds with lower-coupon debt, issuers are able to reduce their interest expenses and save taxpayers and ratepayers money.

A second, less common procedure is "low-to-high" defeasance - in which relatively low-coupon bonds are refunded with higher-coupon bonds. This refunding is generally based on a pressing political or structural need, done primarily to effect a change in bond covenants. This change may provide more flexibility for issuers by broadening a project's mandate or redefining revenue sources.

Benefits for investors: higher quality,
shorter maturities, attractive coupons...

For investors, owning a bond that has been escrowed generally provides an immediate upgrade in quality - and often in price - because the bond is now backed by U.S. Treasuries. In addition, because these bonds are typically called at their earliest call date, they will have a shorter effective maturity and, therefore, less volatility. Finally, in most cases, the bond continues to pay an above-average coupon. These characteristics can represent distinct advantages for investors.

However compelling these benefits are, a portfolio manager still faces a key decision: whether to hold the bond with its attractive coupon and no credit risk - or - to sell the bond at its increased market value and redeploy the increased purchasing power at current interest rates. The portfolio manager must factor in market conditions, the interest rate outlook, the availability of bonds in the marketplace and call provisions. If the escrowed bond's original call provisions have been waived, that will dramatically improve the bond's trading characteristics.

These decisions can have a profound effect upon performance. Moreover, the treatment of escrowed bonds is yet another area that demonstrates the value of professional management. We believe that familiarity with bond covenants, trading patterns and in-depth analysis can provide investors a major advantage in municipal bond investing.

                                       Sincerely,

                                       /s/ Thomas J. Fetter

                                       Thomas J. Fetter
                                       President
                                       May 7, 2003

Shares of the Funds are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested. Yields will vary.

EATON VANCE INSURED MUNICIPAL BOND FUNDS AS OF MARCH 31, 2003

MARKET RECAP

The U.S. economy turned in a poor performance over the six months ended March 31, 2003. Waning consumer confidence and reduced capital spending resulted in weak demand for goods and services, a condition aggravated by the prolonged decline in the equity markets. Consumer spending, which had held up surprisingly well through much of 2002, slowed significantly by year end. For their part, businesses were loathe to commit new capital investment in an uncertain economy. These trends contributed to rising unemployment and increased volatility in the financial markets.

Helped by low interest rates and sales
incentives, the auto and housing markets kept the U.S. economy afloat...

While economic activity remained sluggish, there were some bright spots that kept the economy afloat. Together with manufacturers' incentives, record-low interest rates encouraged car buyers. Similarly, low mortgage rates kept the housing market alive, although the torrid sales pace of recent years has cooled considerably. By year-end, however, amid rising consumer debt and an increasing jobless rate, there were signs that U.S. consumers were adopting more conservative spending habits.

The Federal Reserve again lowered short-term interest rates in November...

After rising a feeble 1.4% in the fourth quarter of 2002, the nation's Gross Domestic Product expanded 1.6% in the first quarter of 2003, according to preliminary figures. The nation's unemployment rate moved higher, as a clouded outlook prompted businesses to reduce payrolls. Meanwhile, business investment in new technology - which generates innovation, improves productivity and is often viewed as a key to recovery - was generally deferred until business owners can see beyond the current uncertainties. Against this backdrop, the Federal Reserve, which had held rates steady through most of the year, saw danger of a further retrenchment in November and reduced the Federal Funds rate - a key short-term interest rate barometer - to 1.25%, a 40-year low. The bond markets - whose prices move in the opposite direction of interest rates - rallied in response to that action. Ten-year Treasury bond yields, which were as high as 5.40% in March 2002 - declined to 3.80% by March 31, 2003, as the economic recovery failed to materialize.

Facing revenue shortfalls, many states are consid-ering tax increases...

We continue to believe that municipal bonds merit a place in a diversified investment portfolio. Amid the uncertain economic outlook, we believe the prospect of a dramatic increase in interest rates remains remote. In addition, with states reporting revenue shortfalls as a result of the weak economy, many are faced with looming budget deficits. Because the overwhelming majority are legally obligated to balance their budgets, legislatures are faced with the unpleasant prospect of raising state taxes to achieve a balanced ledger. The potential for higher state taxes could make municipal bonds even more compelling for tax-conscious investors.

Municipal bond yields exceeded Treasury yields

30-Year AAA-rated
General Oligation (GO) Bonds*    4.93%

Taxable equivalent yield
in 38.6% tax bracket             8.03%

30-Year Treasury Bond            4.82%

Principal and interest payments of Treasury securities are guaranteed by the U.S. government.

*GO yields are a compilation of a representative variety of general obligations and are not necessarily representative of the Funds' yield. Statistics as of March 31, 2003.

Past performance is no guarantee of future results.
Source: Bloomberg, L.P.


THE VIEWS EXPRESSED THROUGHOUT THIS REPORT ARE THOSE OF THE VARIOUS PORTFOLIO MANAGERS AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS, AND EATON VANCE DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR AN EATON VANCE FUND ARE BASED ON MANY FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY EATON VANCE FUND.

EATON VANCE INSURED MUNICIPAL BOND FUND AS OF MARCH 31, 2003

INVESTMENT UPDATE

[Thomas J. Fetter Photo]

Thomas J. Fetter
Portfolio Manager

MANAGEMENT UPDATE

- The U.S. economy remained subdued in late 2002 and early 2003. Political and economic uncertainties constrained consumer and business spending and tempered near-term expectations for growth. The nation's jobless rate was 5.8% in March 2003, up from 5.7% a year ago.

- Insured* transportation bonds constituted the Fund's largest sector weighting at March 31, 2003. The Fund's investments were well diversified across the nation and spanned a broad range of projects, including turnpikes, an airport authority, and mass transit.

- Insured* water and sewer bonds remained a significant focus of the Fund. Because utilities and other essential services bonds are backed by user fees, they tend to have more stable revenues than bonds backed by more discretionary expenditures.

- Insured* general obligations (GOs) were a major investment for the Fund. Given the budgetary problems facing many state and local governments, insured* GOs represented a source of quality and good liquidity.

- In its initial months of operation, the Fund has emphasized the importance of call protection. Given the sharp decline in interest rates, bonds with approaching call dates tend to have less favorable performance characteristics.

FUND STATISTICS(1)

- Number of Issues:           104
- Effective Maturity:         12.9 years
- Average Rating:             AAA
- Average Call:               11.5 years
- Average Dollar Price:       $88.05

THE FUND

PERFORMANCE FOR THE PAST SIX MONTHS

- Based on share price (traded on the American Stock Exchange), the Fund had a total return of -4.77% for the six months ended March 31, 2003. That return was the result of a decrease in share price from $15.00 on September 30, 2002 to $13.83 on March 31, 2003, and the reinvestment of $0.454 in regular monthly dividends.(2)

- Based on net asset value, the Fund had a total return of 0.84% for the six months ended March 31, 2003. That return was the result of a decrease in net asset value from $14.81 on September 30, 2002 to $14.46 on March 31, 2003, and the reinvestment of all distributions.

- Based on the most recent dividend and a share price of $13.83, the Fund had a market yield of 6.56% at March 31, 2003.(3) The Fund's market yield is equivalent to a taxable yield of 10.68%.(4)

RATING DISTRIBUTION(1)

By total investments
[CHART]

A      6.4%
AA     6.4%
AAA   87.2%


FUND INFORMATION
AS OF MARCH 31, 2003

PERFORMANCE(5)

AVERAGE ANNUAL TOTAL RETURNS (BY SHARE PRICE, AMERICAN STOCK EXCHANGE)
------------------------------------------------------------------------
Life of Fund (8/30/02)                                           -0.28%

AVERAGE ANNUAL TOTAL RETURNS (BY NET ASSET VALUE)
------------------------------------------------------------------------
Life of Fund (8/30/02)                                            4.26%

[CHART]

5 LARGEST CATEGORIES(1)

By net assets applicable to common shares

Insured - Transportation*       36.5%
Insured - Water & Sewer*          34.5%
Insured - General Oligations*   26.5%
Insured - Electric Utilities*   10.8%
Insured - Utilities*            10.0%

-------------------------------------------------------------------------------
(1) Fund Statistics, Rating Distribution and Five Largest Categories are subject to change. Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund.

(2) A portion of the Fund's income may be subject to federal and state income tax.

(3) The Fund's market yield is calculated by dividing the most recent dividend per share by the share price at the end of the period and annualizing the result.

(4) Taxable-equivalent yield assumes maximum 38.60% federal income tax rate. A lower rate would result in a lower tax-equivalent figure.

(5) Returns are historical and are calculated by determining the percentage change in share price or net asset value with all distributions reinvested.

  * Private insurance does not remove the risk of loss of principal associated with insured investments due to changes in market conditions.

    Past performance is no guarantee of future results. Investment return and share price will fluctuate so that shares, when sold, may be worth more or less than their original cost.

EATON VANCE INSURED CALIFORNIA MUNICIPAL BOND FUND AS OF MARCH 31, 2003

INVESTMENT UPDATE

[Cynthia J. Clemson Photo]

Cynthia J. Clemson
Portfolio Manager

MANAGEMENT UPDATE

- The California economic recovery stalled in 2002, amid a significant fall-off in consumer spending. The state suffered job losses in information technology, the service sector and manufacturing, as employers responded to weaker orders with layoffs. The state's March 2003 jobless rate was 6.6%, unchanged from a year ago.

- Insured* general obligations (GOs) constituted a large Fund investment. In an uncertain economic environment, many states and municipalities have experienced an uncertain revenue outlook. Therefore, insured GOs represented a dependable revenue stream as well as an added element of quality.

- Insured* transportation bonds constituted a sizable portion of the Fund and represented quality issuers. These bonds financed major projects needed to upgrade major transportation infrastructure, including airport, highway and mass transit projects.

- Insured* water and sewer bonds have played a prominent role in the Fund. These issues are often sought by investors in a slow economy because they finance an essential service and are less vulnerable to cutbacks in consumer spending.

- With the dramatic decline in interest rates increasing call risk, management emphasized non-callable bonds and bonds with favorable call characteristics. The calling of older, higher-coupon bonds has made call protection an important consideration for investors.

FUND STATISTICS(1)

- Number of Issues:           91
- Effective Maturity:         10.0 years
- Average Rating:             AAA
- Average Call:               8.7 years
- Average Dollar Price:       $91.23

THE FUND

PERFORMANCE FOR THE PAST SIX MONTHS

- Based on share price (traded on the American Stock Exchange), the Fund had a total return of -7.24% for the six months ended March 31, 2003. That return was the result of a decrease in share price from $15.00 on September 30, 2002 to $13.46 on March 31, 2003, and the reinvestment of $0.450 in regular monthly dividends.(2)

- Based on net asset value, the Fund had a total return of -0.27% for the six months ended March 31, 2003. That return was the result of a decrease in net asset value from $14.76 on September 30, 2002 to $14.24 on March 31, 2003, and the reinvestment of all distributions.

- Based on the most recent dividend and a share price of $13.46, the Fund had a market yield of 6.69% at March 31, 2003.(3) The Fund's market yield is equivalent to a taxable yield of 12.01%.(4)

RATING DISTRIBUTION(1)

By total investments

[CHART]

A      2.0%
AA    11.3%
AAA   86.7%

FUND INFORMATION AS OF MARCH 31, 2003

PERFORMANCE(5)

AVERAGE ANNUAL TOTAL RETURNS (BY SHARE PRICE, AMERICAN STOCK EXCHANGE)
---------------------------------------------------------------------------
Life of Fund (8/30/02)                                              -2.87%
AVERAGE ANNUAL TOTAL RETURNS (BY NET ASSET VALUE)
---------------------------------------------------------------------------
Life of Fund (8/30/02)                                                2.76%

[CHART]

5 LARGEST CATEGORIES(1)

By net assets applicable to common shares

Insured - General Obligations*   26.0%
Insured - Lease Revenue/COPs*    23.0%
Insured - Transportation*        20.1%
Insured - Water & Sewer*         18.8%
Insured - Special Tax Revenue*   17.7%

-------------------------------------------------------------------------------
(1) Fund Statistics, Rating Distribution and Five Largest Categories are subject to change. Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund.

(2) A portion of the Fund's income may be subject to federal and state income tax.

(3) The Fund's market yield is calculated by dividing the most recent dividend per share by the share price at the end of the period and annualizing the result.

(4) Taxable-equivalent yield assumes maximum 44.31% combined federal and state income tax rate. A lower rate would result in a lower tax-equivalent figure.

(5) Returns are historical and are calculated by determining the percentage change in share price or net asset value with all distributions reinvested.

  * Private insurance does not remove the risk of loss of principal associated with insured investments due to changes in market conditions.

    Past performance is no guarantee of future results. Investment return and share price will fluctuate so that shares, when sold, may be worth more or less than their original cost.

EATON VANCE INSURED NEW YORK MUNICIPAL BOND FUND AS OF MARCH 31, 2003

INVESTMENT UPDATE

[Thomas J. Fetter Photo]

Thomas J. Fetter
Portfolio Manager

MANAGEMENT UPDATE

- The New York economy has yet to regain its pre-September 11 level of employment. The key financial services sector remained under pressure, as the equity markets experienced continued volatility and underwriting was below the pace of previous years. The state's March 2003 jobless rate was 6.1%, up from 6.0% a year ago.

- Insured* transportation bonds represented the Fund's largest sector weighting at March 31, 2003. Investments included bonds for tunnel and bridge authorities, thruways and port facilities, which are among New York State's most frequent and well-regarded issuers.

- The Fund had large investments in insured* education bonds. These issues, which financed the construction of classroom and dormitories for colleges and universities throughout the state are typically less vulnerable to an economic slowdown than cyclical bonds.

- Insured* hospital bonds constituted a major focus for the Fund. In the competitive New York hospital sector, the Fund emphasized institutions with sound financial structures, good management and highly marketable specialities.

- The Fund has made diversification a primary goal in its first months of operation. Management also established good call protection in order to protect against untimely calls and improve the Fund's performance potential.

FUND STATISTICS(1)

- Number of Issues:           65
- Effective Maturity:         11.7 years
- Average Rating:             AAA
- Average Call:               9.6 years
- Average Dollar Price:       $99.52

THE FUND

PERFORMANCE FOR THE PAST SIX MONTHS

- Based on share price (traded on the American Stock Exchange), the Fund had a total return of -6.40% for the six months ended March 31, 2003. That return was the result of a decrease in share price from $15.06 on September 30, 2002 to $13.65 on March 31, 2003, and the reinvestment of $0.450 in regular monthly dividends.(2)

- Based on net asset value, the Fund had a total return of 1.37% for the six months ended March 31, 2003. That return was the result of a decrease in net asset value from $14.69 on September 30, 2002 to $14.42 on March 31, 2003, and the reinvestment of all distributions.

- Based on the most recent dividend and a share price of $13.65, the Fund had a market yield of 6.59% at March 31, 2003.(3) The Fund's market yield is equivalent to a taxable yield of 11.52%.(4)

[CHART]

RATING DISTRIBUTION(1)

By total investments

A      2.5%
AA    12.7%
AAA   84.8%

FUND INFORMATION
AS OF MARCH 31, 2003

PERFORMANCE(5)

AVERAGE ANNUAL TOTAL RETURNS (BY SHARE PRICE, AMERICAN STOCK EXCHANGE)
---------------------------------------------------------------------------
Life of Fund (8/30/02)                                              -1.60%
AVERAGE ANNUAL TOTAL RETURNS (BY NET ASSET VALUE)
---------------------------------------------------------------------------
Life of Fund (8/30/02)                                               3.95%

[CHART]

5 LARGEST CATEGORIES(1)

By net assets applicable to common shares

Insured - Transportation*        51.2%
Insured - Education*             32.4%
Insured - Hospital*              22.0%
Water & Sewer*                   11.6%
Insured - Special Tax Revenue*    9.5%

-------------------------------------------------------------------------------
(1) Fund Statistics, Rating Distribution and Five Largest Categories are subject to change. Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund.

(2) A portion of the Fund's income may be subject to federal and state income tax.

(3) The Fund's market yield is calculated by dividing the most recent dividend per share by the share price at the end of the period and annualizing the result.

(4) Taxable-equivalent yield assumes maximum 42.81% combined federal and state income tax rate. A lower rate would result in a lower tax-equivalent figure.

(5) Returns are historical and are calculated by determining the percentage change in share price or net asset value with all distributions reinvested.

  * Private insurance does not remove the risk of loss of principal associated with insured investments due to changes in market conditions.

    Past performance is no guarantee of future results. Investment return and share price will fluctuate so that shares, when sold, may be worth more or less than their original cost.

INSURED MUNICIPAL BOND FUND AS OF MARCH 31, 2003

PORTFOLIO OF INVESTMENTS (UNAUDITED)

TAX-EXEMPT INVESTMENTS -- 162.5%

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
---------------------------------------------------------------------------
Education -- 5.3%
---------------------------------------------------------------------------
    $ 22,000       Massachusetts HEFA, (Harvard
                   University), 5.125%, 7/15/37              $   22,583,880
      25,940       North Carolina Capital Facilities
                   Finance Agency, (Duke University),
                   5.125%, 7/1/42                                26,549,331
---------------------------------------------------------------------------
                                                             $   49,133,211
---------------------------------------------------------------------------
Electric Utilities -- 1.4%
---------------------------------------------------------------------------
    $ 13,500       Salt River, AZ, Agricultural
                   Improvements and Power District,
                   4.75%, 1/1/32                             $   13,446,540
---------------------------------------------------------------------------
                                                             $   13,446,540
---------------------------------------------------------------------------
General Obligations -- 6.8%
---------------------------------------------------------------------------
    $ 15,000       California, 5.25%, 4/1/30                 $   15,274,500
       2,615       Frisco, TX, Independent School District,
                   0.00%, 8/15/27                                   697,080
       3,610       Frisco, TX, Independent School District,
                   (PSF), 0.00%, 8/15/28                            908,132
      45,500       New York City, NY, 5.25%, 1/15/33             46,386,340
---------------------------------------------------------------------------
                                                             $   63,266,052
---------------------------------------------------------------------------
Hospital -- 1.2%
---------------------------------------------------------------------------
    $  6,500       Cuyahoga County, OH, (Cleveland Clinic
                   Health System), 5.50%, 1/1/29(1)          $    6,477,185
       4,500       South Miami, FL, Health Facility
                   Authority, (Baptist Health),
                   5.25%, 11/15/33                                4,462,470
---------------------------------------------------------------------------
                                                             $   10,939,655
---------------------------------------------------------------------------
Insured-Education -- 4.6%
---------------------------------------------------------------------------
    $  2,000       Cincinnati, OH, Technical and Community
                   College, (AMBAC), 5.00%, 10/1/28          $    2,040,960
      40,440       University of California, (FGIC),
                   5.00%, 9/1/27                                 40,893,332
---------------------------------------------------------------------------
                                                             $   42,934,292
---------------------------------------------------------------------------
Insured-Electric Utilities -- 10.8%
---------------------------------------------------------------------------
    $ 21,355       Chelan County, WA, Public Utility
                   District No. 1, (Columbia River),
                   (MBIA), 0.00%, 6/1/27                     $    5,746,844
      10,000       Forsyth, MT, PCR, (Puget Sound Energy),
                   (AMBAC), 5.00%, 3/1/31                        10,206,400
      60,755       South Carolina Public Service Authority,
                   (FSA), 5.125%, 1/1/37                         61,960,379
      18,990       Southern Minnesota Municipal Power
                   Agency, (MBIA), 0.00%, 1/1/21                  8,253,624
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
---------------------------------------------------------------------------

Insured-Electric Utilities (continued)
---------------------------------------------------------------------------
    $ 10,650       Southern Minnesota Municipal Power
                   Agency, (MBIA), 0.00%, 1/1/22             $    4,352,229
      23,745       Southern Minnesota Municipal Power
                   Agency, (MBIA), 0.00%, 1/1/24                  8,573,607
       6,000       Westmoreland County, PA, Municipal
                   Authority, (MBIA), 0.00%, 8/15/23              2,108,400
---------------------------------------------------------------------------
                                                             $  101,201,483
---------------------------------------------------------------------------
Insured-General Obligations -- 26.5%
---------------------------------------------------------------------------
    $ 60,000       California, (XLCA), 5.00%, 10/1/28        $   60,838,200
      19,130       Chicago, IL, (MBIA), 5.00%, 1/1/41            19,112,400
      15,530       Chicago, IL, Board of Education,
                   (Chicago School Reform), (FGIC),
                   0.00%, 12/1/30                                 3,424,210
      41,300       Chicago, IL, Board of Education,
                   (Chicago School Reform), (FGIC),
                   0.00%, 12/1/21                                15,841,028
      23,800       Chicago, IL, Board of Education, (FGIC),
                   0.00%, 12/1/20                                 9,759,666
      36,135       Chicago, IL, Board of Education, (FGIC),
                   0.00%, 12/1/30                                 8,006,071
      10,000       Chicago, IL, Board of Education, (FGIC),
                   0.00%, 12/1/31                                 2,095,300
      19,000       Chicago, IL, Board of Education, (FGIC),
                   0.00%, 12/1/29                                 4,424,720
      10,500       Chicago, IL, Board of Education, (FGIC),
                   0.00%, 12/1/29                                 2,456,685
      10,000       Chicago, IL, Board of Education, (FSA),
                   5.00%, 12/1/31                                10,115,000
      10,000       Detroit, MI, School District, (FGIC),
                   5.00%, 5/1/32                                 10,186,000
      14,375       Detroit, MI, School District, (FGIC),
                   5.25%, 5/1/28                                 15,021,156
       3,300       Grand Rapids and Kent County, MI, Joint
                   Building Authority, (MBIA),
                   0.00%, 12/1/30                                   782,529
      11,140       Grand Rapids and Kent County, MI, Joint
                   Building Authority, (MBIA),
                   0.00%, 12/1/30                                 2,504,161
      20,425       Kane Cook and Du Page Counties, IL,
                   School District No. 46, (AMBAC),
                   0.00%, 1/1/21                                  8,183,276
      50,650       Kane Cook and Du Page Counties, IL,
                   School District No. 46, (AMBAC),
                   0.00%, 1/1/22                                 18,994,256
      10,000       King County, WA, (MBIA), 5.25%, 1/1/34        10,259,000
       1,000       Trotwood-Madison City School District,
                   OH, (School Improvements), (FGIC),
                   5.00%, 12/1/30                                 1,021,080
      19,945       Washington, (Motor Vehicle Fuel),
                   (MBIA), 0.00%, 6/1/22                          7,300,468
      20,495       Washington, (Motor Vehicle Fuel),
                   (MBIA), 0.00%, 6/1/23                          6,984,286
      20,830       Washington, (Motor Vehicle Fuel),
                   (MBIA), 0.00%, 6/1/24                          6,633,105
      21,300       Washington, (Motor Vehicle Fuel),
                   (MBIA), 0.00%, 6/1/25                          6,374,664

                       SEE NOTES TO FINANCIAL STATEMENTS

INSURED MUNICIPAL BOND FUND AS OF MARCH 31, 2003

PORTFOLIO OF INVESTMENTS (UNAUDITED) CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
---------------------------------------------------------------------------

Insured-General Obligations (continued)
---------------------------------------------------------------------------
    $ 21,125       Washington, (Motor Vehicle Fuel),
                   (MBIA), 0.00%, 6/1/26                     $    5,951,124
      21,070       Washington, (Motor Vehicle Fuel),
                   (MBIA), 0.00%, 6/1/27                          5,615,787
      21,510       Washington, (Motor Vehicle Fuel),
                   (MBIA), 0.00%, 6/1/28                          5,418,584
---------------------------------------------------------------------------
                                                             $  247,302,756
---------------------------------------------------------------------------
Insured-Hospital -- 2.5%
---------------------------------------------------------------------------
    $  5,000       California Health Facilities Financing
                   Authority, (Sutter Health), (MBIA),
                   5.00%, 8/15/38                            $    5,032,000
      11,700       Maryland HEFA, (Medlantic/Helix Issue),
                   (AMBAC), 5.25%, 8/15/38                       12,414,987
       6,000       Maryland HEFA, (Medlantic/Helix Issue),
                   (FSA), 5.25%, 8/15/38                          6,366,660
---------------------------------------------------------------------------
                                                             $   23,813,647
---------------------------------------------------------------------------
Insured-Lease Revenue / Certificates of Participation -- 5.9%
---------------------------------------------------------------------------
    $ 12,010       Anaheim, CA, Public Financing Authority
                   Lease Revenue, (FSA), 5.00%, 3/1/37       $   12,130,941
      42,795       San Jose, CA, Financing Authority,
                   (Civic Center), (AMBAC), 5.00%, 6/1/37        43,395,414
---------------------------------------------------------------------------
                                                             $   55,526,355
---------------------------------------------------------------------------
Insured-Special Tax Revenue -- 7.8%
---------------------------------------------------------------------------
    $ 10,000       Arizona Tourism and Sports Authority,
                   (Multipurpose Stadium Facility), (MBIA),
                   5.00%, 7/1/24                             $   10,269,800
       5,305       Arizona Tourism and Sports Authority,
                   (Multipurpose Stadium Facility), (MBIA),
                   5.00%, 7/1/25                                  5,435,079
       3,000       Dade County, FL, Convention Center
                   Special Tax, (AMBAC), 5.00%, 10/1/35           3,037,380
      18,980       Houston, TX, Hotel Occupancy Tax,
                   (AMBAC), 0.00%, 9/1/24                         6,025,391
      20,000       Metropolitan Pier and Exposition
                   Authority, (McCormick Place Expansion),
                   IL, (MBIA), 0.00%, 6/15/32                     4,104,000
      10,500       Reno, NV, Sales and Room Tax, (AMBAC),
                   5.125%, 6/1/37                                10,669,785
      33,000       Utah Transportation Authority Sales Tax,
                   (FSA), 5.00%, 6/15/32                         33,492,030
---------------------------------------------------------------------------
                                                             $   73,033,465
---------------------------------------------------------------------------
Insured-Transportation -- 36.5%
---------------------------------------------------------------------------
    $  6,000       Cleveland, OH, Airport System, (FSA),
                   5.00%, 1/1/31                             $    6,090,060
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
---------------------------------------------------------------------------

Insured-Transportation (continued)
---------------------------------------------------------------------------
    $ 10,200       E-470 Public Highway Authority, CO,
                   (MBIA), 0.00%, 9/1/21                     $    3,948,624
      15,000       Los Angeles County, CA, Metropolitan
                   Transportation Authority, (AMBAC),
                   5.00%, 7/1/25                                 15,089,100
      28,810       Massachusetts Turnpike Authority,
                   (AMBAC), 5.00%, 1/1/39                        28,963,557
       9,985       Massachusetts Turnpike Authority,
                   Metropolitan Highway System, (MBIA),
                   5.125%, 1/1/37                                10,109,114
       5,600       Metropolitan Transportation Authority,
                   NY, (FGIC), 5.00%, 11/15/25                    5,704,664
      10,000       Metropolitan Transportation Authority,
                   NY, (FSA), 5.00%, 11/15/30                    10,156,000
      24,400       Metropolitan Transportation Authority,
                   NY, (FSA), 5.00%, 11/15/32                    24,780,640
      20,000       Metropolitan Transportation Authority,
                   NY, (MBIA), 5.00%, 11/15/30                   20,312,000
       8,000       Metropolitan Transportation Authority,
                   NY, (MBIA), 5.00%, 11/15/31                    8,124,800
      20,000       Nevada Department of Business and
                   Industry, (Las Vegas Monorail -1st
                   Tier), (AMBAC), 5.375%, 1/1/40                20,620,000
      10,070       Nevada Department of Business and
                   Industry, (Las Vegas Monorail), (AMBAC),
                   0.00%, 1/1/23                                  3,549,574
       3,100       Nevada Department of Business and
                   Industry, (Las Vegas Monorail), (AMBAC),
                   0.00%, 1/1/28                                    812,324
      17,500       Northwest Parkway Public Highway
                   Authority, CO, (FSA), 5.25%, 6/15/41          18,092,550
      75,000       San Joaquin Hills, CA, Transportation
                   Corridor Agency, (MBIA), 0.00%, 1/15/31       16,854,750
      45,020       San Joaquin Hills, CA, Transportation
                   Corridor Agency, (MBIA), 0.00%, 1/15/26       13,352,482
     119,000       San Joaquin Hills, CA, Transportation
                   Corridor Agency, (MBIA), 0.00%, 1/15/34       22,755,180
      87,045       San Joaquin Hills, CA, Transportation
                   Corridor Agency, (Toll Road Bonds),
                   (MBIA), 0.00%, 1/15/25                        27,289,478
      40,165       Texas Turnpike Authority, (AMBAC),
                   0.00%, 8/15/20                                16,688,557
      62,400       Texas Turnpike Authority, (AMBAC),
                   5.00%, 8/15/42                                62,419,344
       5,000       Triborough Bridge and Tunnel Authority,
                   NY, (MBIA), 5.00%, 11/15/32                    5,078,000
---------------------------------------------------------------------------
                                                             $  340,790,798
---------------------------------------------------------------------------
Insured-Utilities -- 10.0%
---------------------------------------------------------------------------
    $  5,000       Illinois Development Finance Authority,
                   (Peoples Gas, Light and Coke), (AMBAC),
                   5.00%, 2/1/33                             $    5,059,750
      67,000       Los Angeles, CA, Department of Water and
                   Power, (FGIC), 5.00%, 7/1/43                  67,548,060

                       SEE NOTES TO FINANCIAL STATEMENTS

INSURED MUNICIPAL BOND FUND AS OF MARCH 31, 2003

PORTFOLIO OF INVESTMENTS (UNAUDITED) CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
---------------------------------------------------------------------------

Insured-Utilities (continued)
---------------------------------------------------------------------------
    $ 15,000       Philadelphia, PA, Gas Works Revenue,
                   (FSA), 5.00%, 7/1/26                      $   15,282,150
       5,700       Philadelphia, PA, Gas Works Revenue,
                   (FSA), 5.00%, 8/1/32                           5,789,319
---------------------------------------------------------------------------
                                                             $   93,679,279
---------------------------------------------------------------------------
Insured-Water and Sewer -- 34.5%
---------------------------------------------------------------------------
    $  5,300       Arkansas Community Water System, Public
                   Water Authority, (MBIA), 5.00%, 10/1/42   $    5,341,870
      30,000       Atlanta, GA, Water and Wastewater,
                   (MBIA), 5.00%, 11/1/39(2)                     30,236,400
       5,000       Atlanta, GA, Water and Wastewater,
                   (MBIA), 5.00%, 11/1/33                         5,089,300
      12,530       Baltimore, MD, (Water Projects), (FGIC),
                   5.125%, 7/1/42                                12,788,995
      33,825       Birmingham, AL, Waterworks and Sewer
                   Board, (MBIA), 5.00%, 1/1/37(3)               33,991,081
      30,365       Birmingham, AL, Waterworks and Sewer
                   Board, (MBIA), 5.00%, 1/1/43                  30,397,491
      13,670       Chicago, IL, Wastewater Transmission,
                   (MBIA), 0.00%, 1/1/23                          4,827,834
       8,000       Chicago, IL, Water Revenue, (AMBAC),
                   5.00%, 11/1/26                                 8,114,000
      26,000       East Bay, CA, Municipal Utility District
                   Water System, (MBIA), 5.00%, 6/1/38           26,271,180
      42,070       Jefferson County, AL, Sewer, (FGIC),
                   5.00%, 2/1/41                                 42,113,753
      16,850       Jefferson County, AL, Sewer, (FGIC),
                   5.00%, 2/1/27                                 17,168,633
      25,000       Jefferson County, AL, Sewer, (FGIC),
                   5.00%, 2/1/32                                 25,399,250
      20,000       Jefferson County, AL, Sewer, (FGIC),
                   5.00%, 2/1/33                                 20,276,800
      19,000       King County, WA, Sewer, (FGIC),
                   5.00%, 1/1/31                                 19,260,680
      10,000       New York City, NY, Municipal Water
                   Finance Authority, (Water and Sewer
                   System), (MBIA), 5.125%, 6/15/34              10,282,300
      26,560       Passaic Valley, NJ, Sewer Commissioners,
                   (FGIC), 2.50%, 12/1/32                        16,810,621
      20,000       Pittsburgh, PA, Water and Sewer
                   Authority, (FGIC), 0.00%, 9/1/26               5,718,200
       8,500       San Antonio, TX, Water System, (FSA),
                   5.00%, 5/15/28                                 8,601,405
---------------------------------------------------------------------------
                                                             $  322,689,793
---------------------------------------------------------------------------
Other Revenue -- 2.0%
---------------------------------------------------------------------------
    $  9,415       Tobacco Settlement Financing Corp., NJ,
                   6.125%, 6/1/42                            $    7,749,204
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
---------------------------------------------------------------------------

Other Revenue (continued)
---------------------------------------------------------------------------
    $ 11,750       Tobacco Settlement Financing Corp., NJ,
                   6.75%, 6/1/39                             $   10,608,605
---------------------------------------------------------------------------
                                                             $   18,357,809
---------------------------------------------------------------------------
Special Tax Revenue -- 1.6%
---------------------------------------------------------------------------
    $ 15,000       New York, NY, Transitional Finance
                   Authority, 5.00%, 2/1/31                  $   15,155,850
---------------------------------------------------------------------------
                                                             $   15,155,850
---------------------------------------------------------------------------
Transportation -- 4.4%
---------------------------------------------------------------------------
    $ 30,790       Triborough Bridge and Tunnel Authority,
                   NY, 5.00%, 1/1/32                         $   31,124,687
      10,000       Triborough Bridge and Tunnel Authority,
                   NY, 5.25%, 11/15/30                           10,391,600
---------------------------------------------------------------------------
                                                             $   41,516,287
---------------------------------------------------------------------------
Water and Sewer -- 0.7%
---------------------------------------------------------------------------
    $  6,000       JEA, FL, Water and Sewer, 5.25%, 10/1/37  $    6,074,460
---------------------------------------------------------------------------
                                                             $    6,074,460
---------------------------------------------------------------------------
Total Tax-Exempt Investments -- 162.5%
   (identified cost $1,494,227,988)                          $1,518,861,732
---------------------------------------------------------------------------
Other Assets, Less Liabilities -- 0.9%                       $    8,113,420
---------------------------------------------------------------------------
Auction Preferred Shares Plus Cumulative Unpaid Dividends
-- (63.4)%                                                   $ (592,632,025)
---------------------------------------------------------------------------
Net Assets Applicable to Common Shares -- 100.0%
                                                             $  934,343,127
---------------------------------------------------------------------------

 The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 2003, 85.6% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 4.0% to 26.7% of total investments.
 (1)  When-issued security.
 (2) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
 (3) Security (or a portion thereof) has been segregated to cover when-issued securities.

                       SEE NOTES TO FINANCIAL STATEMENTS

INSURED CALIFORNIA MUNICIPAL BOND FUND AS OF MARCH 31, 2003

PORTFOLIO OF INVESTMENTS (UNAUDITED)

TAX-EXEMPT INVESTMENTS -- 162.5%

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
--------------------------------------------------------------------------
Escrowed / Prerefunded -- 8.1%
--------------------------------------------------------------------------
    $ 5,110        Foothill/Eastern, Transportation
                   Corridor Agency, Escrowed to Maturity,
                   0.00%, 1/1/30                             $   1,295,998
     18,790        Foothill/Eastern, Transportation
                   Corridor Agency, Escrowed to Maturity,
                   0.00%, 1/1/21                                 7,936,332
     20,000        Foothill/Eastern, Transportation
                   Corridor Agency, Escrowed to Maturity,
                   0.00%, 1/1/23                                 7,447,400
      9,175        San Joaquin Hills, Transportation
                   Corridor Agency, Escrowed to Maturity,
                   0.00%, 1/1/22                                 3,631,281
     13,400        San Joaquin Hills, Transportation
                   Corridor Agency, Escrowed to Maturity,
                   0.00%, 1/1/24                                 4,688,928
--------------------------------------------------------------------------
                                                             $  24,999,939
--------------------------------------------------------------------------
General Obligations -- 3.2%
--------------------------------------------------------------------------
    $ 3,000        California, 5.00%, 2/1/21                 $   3,045,210
      6,750        California, 5.25%, 4/1/30                     6,873,525
--------------------------------------------------------------------------
                                                             $   9,918,735
--------------------------------------------------------------------------
Insured-Education -- 13.0%
--------------------------------------------------------------------------
    $ 1,835        California University, (AMBAC),
                   5.00%, 11/1/33                            $   1,870,617
     22,500        University of California, (FGIC),
                   5.00%, 9/1/27                                22,752,225
     15,000        University of California, (FGIC),
                   5.125%, 9/1/30                               15,401,550
--------------------------------------------------------------------------
                                                             $  40,024,392
--------------------------------------------------------------------------
Insured-Electric Utilities -- 1.7%
--------------------------------------------------------------------------
    $ 4,000        Sacramento, Municipal Electric Utility
                   District, (FSA), 5.00%, 8/15/28           $   4,079,280
      1,000        Southern California Public Power
                   Authority, (Magnolia Power), (MBIA),
                   5.00%, 7/1/25                                 1,021,250
--------------------------------------------------------------------------
                                                             $   5,100,530
--------------------------------------------------------------------------
Insured-Escrowed / Prerefunded -- 1.0%
--------------------------------------------------------------------------
    $ 7,540        Foothill/Eastern, Transportation
                   Corridor Agency, (FSA), Escrowed to
                   Maturity, 0.00%, 1/1/21                   $   3,184,670
--------------------------------------------------------------------------
                                                             $   3,184,670
--------------------------------------------------------------------------
Insured-General Obligations -- 26.0%
--------------------------------------------------------------------------
    $ 2,840        Azusa Unified School District, (FSA),
                   0.00%, 7/1/25                             $     868,756
      2,160        Azusa Unified School District, (FSA),
                   0.00%, 7/1/26                                   625,082
      3,290        Azusa Unified School District, (FSA),
                   0.00%, 7/1/27                                   899,453
      6,030        Burbank Unified School District, (FGIC),
                   0.00%, 8/1/21                                 2,371,780
      7,705        California, (AMBAC), 5.00%, 4/1/27(1)         7,812,639
      2,180        Ceres Unified School District, (FGIC),
                   0.00%, 8/1/25                                   663,919
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
--------------------------------------------------------------------------

Insured-General Obligations (continued)
--------------------------------------------------------------------------
    $ 6,980        Chaffey Joint Union High School
                   District, (FSA), 5.00%, 5/1/27            $   7,130,628
      2,900        Folsom Cordova Unified School District,
                   (MBIA), 0.00%, 10/1/22                        1,056,673
      1,465        Folsom Cordova Unified School District,
                   (MBIA), 0.00%, 10/1/23                          500,825
      3,100        Folsom Cordova Unified School District,
                   (MBIA), 0.00%, 10/1/23                        1,059,766
      1,505        Folsom Cordova Unified School District,
                   (MBIA), 0.00%, 10/1/25                          454,299
      1,835        Huntington Beach City School District,
                   (FGIC), 0.00%, 8/1/24                           593,090
      2,060        Huntington Beach City School District,
                   (FGIC), 0.00%, 8/1/25                           627,373
      2,140        Huntington Beach City School District,
                   (FGIC), 0.00%, 8/1/26                           616,555
      2,000        Jurupa Unified School District, (FGIC),
                   0.00%, 8/1/23                                   689,720
      2,875        Jurupa Unified School District, (FGIC),
                   0.00%, 8/1/24                                   929,229
      3,825        Jurupa Unified School District, (FGIC),
                   0.00%, 8/1/25                                 1,164,904
      2,000        Jurupa Unified School District, (FGIC),
                   0.00%, 8/1/26                                   576,220
      2,235        Kings Canyon Joint Unified School
                   District, (FGIC), 0.00%, 8/1/25                 680,669
      3,580        Modesto High School District, Stanislaus
                   County, (FGIC), 0.00%, 8/1/25                 1,090,289
      3,720        Orchard School District, (FGIC),
                   0.00%, 8/1/21                                 1,463,188
      5,000        Riverside Unified School District,
                   (FGIC), 5.00%, 2/1/27                         5,106,450
     12,000        San Diego Unified School District,
                   (FGIC), 0.00%, 7/1/20                         5,072,160
     10,000        San Diego Unified School District,
                   (FGIC), 0.00%, 7/1/22                         3,691,100
     10,000        San Diego Unified School District,
                   (FGIC), 0.00%, 7/1/23                         3,463,600
      1,550        San Diego Unified School District,
                   (FGIC), 5.00%, 7/1/27                         1,580,953
      7,100        San Jose Evergreen Community College
                   District, (MBIA), 5.00%, 9/1/26               7,258,898
      8,000        San Juan Unified School District, (FSA),
                   0.00%, 8/1/21                                 3,146,640
      3,735        San Mateo County Community College
                   District, (FGIC), 0.00%, 9/1/20               1,565,600
      5,000        San Mateo County Community College
                   District, (FGIC), 0.00%, 9/1/22               1,829,700
      4,365        San Mateo County Community College
                   District, (FGIC), 0.00%, 9/1/23               1,498,766
      3,955        San Mateo County Community College
                   District, (FGIC), 0.00%, 9/1/25               1,199,156

                       SEE NOTES TO FINANCIAL STATEMENTS

INSURED CALIFORNIA MUNICIPAL BOND FUND AS OF MARCH 31, 2003

PORTFOLIO OF INVESTMENTS (UNAUDITED) CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
--------------------------------------------------------------------------

Insured-General Obligations (continued)
--------------------------------------------------------------------------
    $ 5,240        San Mateo Union High School District,
                   (FGIC), 0.00%, 9/1/21                     $   2,052,298
      2,740        Santa Ana Unified School District,
                   (MBIA), 5.00%, 8/1/32                         2,792,005
      1,000        Union Elementary School District,
                   (FGIC), 0.00%, 9/1/21                           392,020
      3,825        Union Elementary School District,
                   (FGIC), 0.00%, 9/1/24                         1,230,847
      3,000        Ventura County Community College
                   District, (MBIA), 5.00%, 8/1/27               3,065,160
      1,985        Victor Elementary School District,
                   (FGIC), 0.00%, 8/1/25                           604,532
      2,500        West Contra Costa Unified School
                   District, (FGIC), 5.00%, 8/1/31               2,538,925
--------------------------------------------------------------------------
                                                             $  79,963,867
--------------------------------------------------------------------------
Insured-Hospital -- 6.8%
--------------------------------------------------------------------------
    $20,860        California Health Facilities Financing
                   Authority, (Sutter Health), (MBIA),
                   5.00%, 8/15/38                            $  20,993,504
--------------------------------------------------------------------------
                                                             $  20,993,504
--------------------------------------------------------------------------
Insured-Lease Revenue / Certificates of Participation -- 23.0%
--------------------------------------------------------------------------
    $ 2,000        Anaheim, Public Financing Authority
                   Lease Revenue, (FSA), 0.00%, 9/1/30       $     457,300
      5,000        Anaheim, Public Financing Authority
                   Lease Revenue, (FSA), 0.00%, 9/1/35             865,050
      8,545        Anaheim, Public Financing Authority
                   Lease Revenue, (FSA), 0.00%, 9/1/29           2,061,908
     30,000        Anaheim, Public Financing Authority
                   Lease Revenue, (FSA), 5.00%, 3/1/37          30,302,100
      1,000        California Public Works Board Lease
                   Revenue, (Department of General
                   Services), (AMBAC), 5.00%, 12/1/27            1,018,050
      3,750        Orange County Water District, (MBIA),
                   5.00%, 8/15/34                                3,818,813
      6,000        Sacramento Financing Authority, (City
                   Hall Redevelopment), (FSA),
                   5.00%, 12/1/28                                6,121,800
     15,000        San Jose Financing Authority, (Civic
                   Center), (AMBAC), 5.00%, 6/1/37              15,210,450
      5,850        Shasta Joint Powers Financing Authority,
                   (County Administration Building),
                   (MBIA), 5.00%, 4/1/29                         5,949,041
      5,000        Shasta Joint Powers Financing Authority,
                   (County Administration Building),
                   (MBIA), 5.00%, 4/1/33                         5,080,650
--------------------------------------------------------------------------
                                                             $  70,885,162
--------------------------------------------------------------------------
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
--------------------------------------------------------------------------
Insured-Special Tax Revenue -- 17.7%
--------------------------------------------------------------------------
    $ 7,000        Manteca Redevelopment Agency, (FSA),
                   5.00%, 10/1/32                            $   7,156,800
      3,675        Manteca Redevelopment Agency, (FSA),
                   5.00%, 10/1/25                                3,767,169
      1,800        Murrieta Redevelopment Agency Tax,
                   (MBIA), 5.00%, 8/1/32                         1,839,762
      2,500        North City, School Facility Financing
                   Authority, (AMBAC), 0.00%, 9/1/26               707,325
      7,000        Pomona Public Financing Authority,
                   (MBIA), 5.00%, 2/1/33                         7,101,500
      1,425        San Francisco, Bay Area Rapid
                   Transportation District, (AMBAC),
                   5.00%, 7/1/28                                 1,445,221
      7,000        San Francisco, Bay Area Rapid
                   Transportation District, (AMBAC),
                   5.125%, 7/1/36                                7,150,080
     13,000        Tustin Unified School District, (FSA),
                   5.00%, 9/1/32                                13,219,180
     12,000        Tustin Unified School District, (FSA),
                   5.00%, 9/1/38                                12,165,960
--------------------------------------------------------------------------
                                                             $  54,552,997
--------------------------------------------------------------------------
Insured-Transportation -- 20.1%
--------------------------------------------------------------------------
    $ 4,000        Alameda Corridor Transportation
                   Authority, (MBIA), 4.75%, 1/1/25          $   4,004,160
     37,400        Los Angeles County, Metropolitan
                   Transportation Authority, (AMBAC),
                   5.00%, 7/1/25                                37,622,156
     13,940        Sacramento County, Airport System,
                   (FSA), 5.00%, 7/1/27                         14,197,472
      3,445        San Joaquin Hills, Transportation
                   Corridor Agency, (MBIA), 0.00%, 1/15/30         819,049
      5,000        San Joaquin Hills, Transportation
                   Corridor Agency, (MBIA), 0.00%, 1/15/31       1,123,650
      4,045        Santa Clara Valley Transportation
                   Authority, (MBIA), 5.00%, 6/1/26              4,119,388
--------------------------------------------------------------------------
                                                             $  61,885,875
--------------------------------------------------------------------------
Insured-Utilities -- 4.9%
--------------------------------------------------------------------------
    $15,000        Los Angeles Department of Water and
                   Power, (MBIA), 5.125%, 7/1/41             $  15,239,850
--------------------------------------------------------------------------
                                                             $  15,239,850
--------------------------------------------------------------------------
Insured-Water and Sewer -- 18.8%
--------------------------------------------------------------------------
    $ 8,180        California Water Resource, (Central
                   Valley), (FGIC), 5.00%, 12/1/29           $   8,346,054
      5,500        Contra Costa Water District, (FSA),
                   4.50%, 10/1/31                                5,257,560
      7,620        East Bay Municipal Utility District
                   Water System, (MBIA), 5.00%, 6/1/38           7,699,477
      2,000        East Bay Municipal Utility District
                   Water System, (MBIA), 5.00%, 6/1/26           2,036,780
     23,115        East Bay Municipal Utility District
                   Water System, (MBIA), 5.00%, 6/1/38          23,356,089

                       SEE NOTES TO FINANCIAL STATEMENTS

INSURED CALIFORNIA MUNICIPAL BOND FUND AS OF MARCH 31, 2003

PORTFOLIO OF INVESTMENTS (UNAUDITED) CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
--------------------------------------------------------------------------

Insured-Water and Sewer (continued)
--------------------------------------------------------------------------
    $ 4,000        East Bay, Municipal Utility District
                   Water System, (MBIA), 4.75%, 6/1/34       $   3,986,840
      3,350        Long Beach Water Revenue, (MBIA),
                   5.00%, 5/1/24                                 3,427,218
      3,750        San Diego, (Water Utility Fund), (FGIC),
                   4.75%, 8/1/28                                 3,747,038
--------------------------------------------------------------------------
                                                             $  57,857,056
--------------------------------------------------------------------------
Utilities -- 1.6%
--------------------------------------------------------------------------
    $ 4,750        Los Angeles, Department of Water and
                   Power, 5.00%, 7/1/24                      $   4,817,070
--------------------------------------------------------------------------
                                                             $   4,817,070
--------------------------------------------------------------------------
Water and Sewer -- 16.6%
--------------------------------------------------------------------------
    $ 7,500        California Water Resource, (Central
                   Valley), 4.75%, 12/1/24                   $   7,501,350
      4,970        California Water Resource, (Central
                   Valley), 5.00%, 12/1/29                       5,030,038
     38,180        Southern California Metropolitan Water
                   District, 5.00%, 7/1/37                      38,571,345
--------------------------------------------------------------------------
                                                             $  51,102,733
--------------------------------------------------------------------------
Total Tax-Exempt Investments -- 162.5%
   (identified cost $496,274,803)                            $ 500,526,380
--------------------------------------------------------------------------
Other Assets, Less Liabilities -- 0.8%                       $   2,454,368
--------------------------------------------------------------------------
Auction Preferred Shares Plus Cumulative Unpaid Dividends
-- (63.3)%                                                   $(195,024,576)
--------------------------------------------------------------------------
Net Assets Applicable to Common Shares-- 100.0%
                                                             $ 307,956,172
--------------------------------------------------------------------------

 The Fund invests primarily in debt securities issued by California municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 2003, 81.9% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 0.6% to 25.5% of total investments.
 (1) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

                       SEE NOTES TO FINANCIAL STATEMENTS

INSURED NEW YORK MUNICIPAL BOND FUND AS OF MARCH 31, 2003

PORTFOLIO OF INVESTMENTS (UNAUDITED)

TAX-EXEMPT INVESTMENTS -- 161.3%

PRINCIPAL
AMOUNT
(000'S OMITTED)   SECURITY                                  VALUE
-------------------------------------------------------------------------
Education -- 0.5%
-------------------------------------------------------------------------
    $ 1,000       New York Dormitory Authority,
                  (University Dormitory Facility),
                  5.00%, 7/1/32                             $   1,009,140
-------------------------------------------------------------------------
                                                            $   1,009,140
-------------------------------------------------------------------------
General Obligations -- 4.1%
-------------------------------------------------------------------------
    $ 3,075       New York City, 5.25%, 6/1/27              $   3,131,887
      3,000       New York City, 5.25%, 1/15/28                 3,058,440
      3,000       New York City, 5.25%, 1/15/33                 3,058,440
-------------------------------------------------------------------------
                                                            $   9,248,767
-------------------------------------------------------------------------
Hospital -- 4.4%
-------------------------------------------------------------------------
    $10,000       New York Dormitory Authority, (North
                  General Hospital), 5.00%, 2/15/25         $  10,005,600
-------------------------------------------------------------------------
                                                            $  10,005,600
-------------------------------------------------------------------------
Insured-Education -- 32.4%
-------------------------------------------------------------------------
    $ 8,000       New York City Industrial Development
                  Agency, (New York University), (AMBAC),
                  5.00%, 7/1/41                             $   8,072,080
      5,900       New York Dormitory Authority, (Fordham
                  University), (FGIC), 5.00%, 7/1/27            5,993,456
      5,000       New York Dormitory Authority, (Fordham
                  University), (MBIA), 5.00%, 7/1/28            5,063,300
     10,000       New York Dormitory Authority, (New York
                  Medical College), (MBIA), 5.00%, 7/1/21      10,321,300
      1,000       New York Dormitory Authority, (New York
                  University), (AMBAC), 5.00%, 7/1/31           1,013,760
      5,020       New York Dormitory Authority, (New York
                  University), (AMBAC), 5.00%, 7/1/41           5,065,230
      3,000       New York Dormitory Authority, (New York
                  University), (AMBAC), 5.50%, 7/1/40           3,433,920
      7,585       New York Dormitory Authority, (Rochester
                  Institute of Technology), (AMBAC),
                  5.25%, 7/1/32                                 7,897,350
      2,070       New York Dormitory Authority,
                  (Rockefeller University), (MBIA),
                  4.75%, 7/1/37                                 2,052,881
      1,750       New York Dormitory Authority, (School
                  Districts Financing Program), (MBIA),
                  5.00%, 10/1/30                                1,777,125
      7,000       New York Dormitory Authority, (St. John
                  University), (MBIA), 4.75%, 7/1/28            6,953,660
        335       New York Dormitory Authority, (State
                  University), (MBIA), 4.75%, 5/15/28             375,361
        275       New York Dormitory Authority, (State
                  University), (MBIA), 4.75%, 5/15/28             273,190
      2,000       New York Dormitory Authority,
                  (University Dormitory Facility), (XLCA),
                  5.00%, 7/1/24                                 2,033,180
PRINCIPAL
AMOUNT
(000'S OMITTED)   SECURITY                                  VALUE
-------------------------------------------------------------------------

Insured-Education (continued)
-------------------------------------------------------------------------
    $13,000       New York Dormitory Authority,
                  (University Educational Facility),
                  (MBIA), 4.75%, 5/15/25                    $  12,972,830
-------------------------------------------------------------------------
                                                            $  73,298,623
-------------------------------------------------------------------------
Insured-Electric Utilities -- 3.1%
-------------------------------------------------------------------------
    $ 5,000       Long Island Power Authority Electric
                  System Revenue, (FSA), 0.00%, 6/1/22      $   1,978,850
      4,000       Long Island Power Authority, (FSA),
                  0.00%, 6/1/20                                 1,797,280
      6,250       Long Island Power Authority, (FSA),
                  0.00%, 6/1/26                                 1,957,250
      4,785       Long Island Power Authority, (FSA),
                  0.00%, 6/1/28                                 1,345,638
-------------------------------------------------------------------------
                                                            $   7,079,018
-------------------------------------------------------------------------
Insured-General Obligations -- 4.8%
-------------------------------------------------------------------------
    $   575       Cattaraugus County, (MBIA),
                  4.75%, 9/15/27                            $     570,302
        575       Cattaraugus County, (MBIA),
                  4.75%, 9/15/28                                  570,205
        575       Cattaraugus County, (MBIA),
                  4.75%, 9/15/29                                  570,107
      3,400       Patchogue-Medford Union Free School
                  District, (FGIC), 4.50%, 10/1/27              3,270,562
      3,625       Sachem Central School District, (MBIA),
                  5.00%, 6/15/26                                3,719,504
      2,005       Sachem Central School District, (MBIA),
                  5.00%, 6/15/27                                2,054,002
-------------------------------------------------------------------------
                                                            $  10,754,682
-------------------------------------------------------------------------
Insured-Hospital -- 22.0%
-------------------------------------------------------------------------
    $17,500       New York City Health and Hospital Corp.,
                  (Health Systems), (AMBAC),
                  5.00%, 2/15/23                            $  17,930,850
     10,600       New York Dormitory Authority, (Hospital
                  Surgery), (AMBAC), 5.00%, 2/1/38             10,681,620
      2,965       New York Dormitory Authority, (Mental
                  Health Services Facility Improvements),
                  (FSA), 5.25%, 8/15/30                         3,057,063
      7,000       New York Dormitory Authority, (Municipal
                  Health Facilities Improvement), (FSA),
                  4.75%, 1/15/29                                6,932,730
     11,000       New York Dormitory Authority, (New York
                  Presbyterian Hospital), (AMBAC),
                  5.00%, 8/1/32                                11,116,600
-------------------------------------------------------------------------
                                                            $  49,718,863
-------------------------------------------------------------------------
Insured-Lease Revenue / Certificates of Participation -- 1.4%
-------------------------------------------------------------------------
    $ 3,150       New York Urban Development Corp.,
                  (Personal Income Tax), (FGIC),
                  5.00%, 3/15/33                            $   3,200,558
-------------------------------------------------------------------------
                                                            $   3,200,558
-------------------------------------------------------------------------
Insured-Solid Waste -- 2.2%
-------------------------------------------------------------------------
    $ 1,710       Ulster County Resource Recovery Agency,
                  Solid Waste System, (AMBAC),
                  0.00%, 3/1/19                             $     810,643

                       SEE NOTES TO FINANCIAL STATEMENTS

INSURED NEW YORK MUNICIPAL BOND FUND AS OF MARCH 31, 2003

PORTFOLIO OF INVESTMENTS (UNAUDITED) CONT'D

PRINCIPAL
AMOUNT
(000'S OMITTED)   SECURITY                                  VALUE
-------------------------------------------------------------------------

Insured-Solid Waste (continued)
-------------------------------------------------------------------------
    $ 1,645       Ulster County Resource Recovery Agency,
                  Solid Waste System, (AMBAC),
                  0.00%, 3/1/20                             $     734,328
      1,790       Ulster County Resource Recovery Agency,
                  Solid Waste System, (AMBAC),
                  0.00%, 3/1/21                                   749,956
      1,240       Ulster County Resource Recovery Agency,
                  Solid Waste System, (AMBAC),
                  0.00%, 3/1/22                                   486,750
      1,090       Ulster County Resource Recovery Agency,
                  Solid Waste System, (AMBAC),
                  0.00%, 3/1/23                                   401,730
      1,490       Ulster County Resource Recovery Agency,
                  Solid Waste System, (AMBAC),
                  0.00%, 3/1/24                                   515,957
      3,735       Ulster County Resource Recovery Agency,
                  Solid Waste System, (AMBAC),
                  0.00%, 3/1/25                                 1,221,569
-------------------------------------------------------------------------
                                                            $   4,920,933
-------------------------------------------------------------------------
Insured-Special Tax Revenue -- 9.5%
-------------------------------------------------------------------------
    $ 9,000       New York City Transitional Finance
                  Authority, (Future Tax), (MBIA),
                  5.00%, 5/1/31                             $   9,126,270
     12,000       New York Urban Development Corp.,
                  (Personal Income Tax), (MBIA),
                  5.125%, 3/15/27                              12,338,040
-------------------------------------------------------------------------
                                                            $  21,464,310
-------------------------------------------------------------------------
Insured-Transportation -- 51.2%
-------------------------------------------------------------------------
    $37,750       Metropolitan Transportation Authority,
                  (FSA), 5.00%, 11/15/30                    $  38,338,900
     22,060       Metropolitan Transportation Authority,
                  (FSA), 5.00%, 11/15/32(1)                    22,404,136
      5,000       New York Thruway Authority, (FGIC),
                  5.00%, 1/1/25                                 5,061,000
      8,900       Port Authority of New York and New
                  Jersey, (FSA), 4.75%, 11/1/29                 8,927,234
      5,775       Port Authority of New York and New
                  Jersey, (MBIA), 5.125%, 10/15/30              5,919,895
     10,000       Triborough Bridge and Tunnel Authority,
                  (FGIC), 5.00%, 1/1/32                        10,144,400
     24,600       Triborough Bridge and Tunnel Authority,
                  (MBIA), 5.00%, 11/15/32                      24,983,760
-------------------------------------------------------------------------
                                                            $ 115,779,325
-------------------------------------------------------------------------
Insured-Water and Sewer -- 7.0%
-------------------------------------------------------------------------
    $ 1,650       Buffalo Municipal Water Finance
                  Authority, (FGIC), 5.00%, 7/1/28          $   1,670,889
      1,000       Buffalo Municipal Water Finance
                  Authority, (FSA), 5.125%, 7/1/32              1,028,870
      1,920       Clifton Park Water Authority, (FGIC),
                  5.00%, 10/1/26                                1,927,373
     11,000       New York City Municipal Water Finance
                  Authority, Water and Sewer, (MBIA),
                  5.125%, 6/15/34                              11,310,530
-------------------------------------------------------------------------
                                                            $  15,937,662
-------------------------------------------------------------------------
PRINCIPAL
AMOUNT
(000'S OMITTED)   SECURITY                                  VALUE
-------------------------------------------------------------------------
Special Tax Revenue -- 2.4%
-------------------------------------------------------------------------
    $ 1,925       New York City Transitional Finance
                  Authority, 5.00%, 8/1/24                  $   1,954,279
      3,500       New York City Transitional Finance
                  Authority, 5.00%, 2/1/31                      3,536,365
-------------------------------------------------------------------------
                                                            $   5,490,644
-------------------------------------------------------------------------
Transportation -- 4.7%
-------------------------------------------------------------------------
    $ 5,000       Metropolitan Transportation Authority,
                  5.125%, 1/1/29                            $   5,103,000
      3,000       New York Thruway Authority,
                  5.25%, 1/1/21                                 3,106,740
      2,450       Triborough Bridge and Tunnel Authority,
                  5.00%, 1/1/32                                 2,476,632
-------------------------------------------------------------------------
                                                            $  10,686,372
-------------------------------------------------------------------------
Water and Sewer -- 11.6%
-------------------------------------------------------------------------
    $ 8,090       New York City Municipal Water Finance
                  Authority, Water and Sewer,
                  5.00%, 6/15/28                            $   8,172,680
      1,000       New York City Municipal Water Finance
                  Authority, Water and Sewer,
                  5.125%, 6/15/31                               1,021,420
      9,750       New York City Municipal Water Finance
                  Authority, Water and Sewer,
                  5.125%, 6/15/32                               9,958,845
      7,000       New York Environmental Facility Corp.,
                  Clean Water, 5.00%, 6/15/28                   7,118,300
-------------------------------------------------------------------------
                                                            $  26,271,245
-------------------------------------------------------------------------
Total Tax-Exempt Investments -- 161.3%
   (identified cost $358,256,362)                           $ 364,865,742
-------------------------------------------------------------------------
Other Assets, Less Liabilities -- 1.7%                      $   3,837,440
-------------------------------------------------------------------------
Auction Preferred Shares Plus Cumulative Unpaid Dividends
-- (63.0)%                                                  $(142,509,760)
-------------------------------------------------------------------------
Net Assets Applicable to Common Shares -- 100.0%
                                                            $ 226,193,422
-------------------------------------------------------------------------

 The Fund invests primarily in debt securities issued by New York municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 2003, 82.8% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 0.6% to 30.4% of total investments.
 (1) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE INSURED MUNICIPAL BOND FUNDS AS OF MARCH 31, 2003

FINANCIAL STATEMENTS (UNAUDITED)

STATEMENTS OF ASSETS AND LIABILITIES

AS OF MARCH 31, 2003

                                      INSURED MUNICIPAL FUND  INSURED CALIFORNIA FUND  INSURED NEW YORK FUND
------------------------------------------------------------------------------------------------------------
Assets
------------------------------------------------------------------------------------------------------------
Investments --
   Identified cost                        $1,494,227,988           $496,274,803            $358,256,362
   Unrealized appreciation                    24,633,744              4,251,577               6,609,380
------------------------------------------------------------------------------------------------------------
INVESTMENTS, AT VALUE                     $1,518,861,732           $500,526,380            $364,865,742
------------------------------------------------------------------------------------------------------------
Cash                                      $           --           $         --            $    514,276
Receivable for investments sold               14,665,958              2,466,273               1,797,759
Interest receivable                           16,769,283              5,123,413               4,999,733
Prepaid expenses                                 291,637                  5,098                   6,651
------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                              $1,550,588,610           $508,121,164            $372,184,161
------------------------------------------------------------------------------------------------------------
Liabilities
------------------------------------------------------------------------------------------------------------
Payable for investments purchased         $   15,300,300           $  3,671,454            $  3,268,601
Payable for daily variation margin
   on open financial futures
   contracts                                     787,875                309,375                 188,719
Payable for when-issued securities             6,365,656                     --                      --
Due to bank                                    1,051,388              1,104,533                      --
Payable to affiliate for Trustees'
   fees                                            1,047                     --                     112
Accrued expenses                                 107,192                 55,054                  23,547
------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                         $   23,613,458           $  5,140,416            $  3,480,979
------------------------------------------------------------------------------------------------------------
Auction preferred shares at
   liquidation value plus cumulative
   unpaid dividends                          592,632,025            195,024,576             142,509,760
------------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON
   SHARES                                 $  934,343,127           $307,956,172            $226,193,422
------------------------------------------------------------------------------------------------------------
Sources of Net Assets
------------------------------------------------------------------------------------------------------------
Common Shares, $0.01 par value,
   unlimited number of
   shares authorized                      $      646,067           $    216,282            $    156,884
Additional paid-in capital                   911,980,601            305,169,971             221,222,189
Accumulated net realized loss
   (computed on the basis of
   identified cost)                           (4,844,377)            (2,590,014)             (1,738,864)
Accumulated undistributed net
   investment income                           2,576,110                476,407                  99,291
Net unrealized appreciation
   (computed on the basis of
   identified cost)                           23,984,726              4,683,526               6,453,922
------------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON
   SHARES                                 $  934,343,127           $307,956,172            $226,193,422
------------------------------------------------------------------------------------------------------------
Auction Preferred Shares Issued and Outstanding
(Liquidation preference of $25,000 per share)
------------------------------------------------------------------------------------------------------------
                                                  23,700                  7,800                   5,700
------------------------------------------------------------------------------------------------------------
Common Shares Outstanding
------------------------------------------------------------------------------------------------------------
                                              64,606,667             21,628,202              15,688,357
------------------------------------------------------------------------------------------------------------
Net Asset Value Per Common Share
------------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON
   SHARES  DIVIDED BY COMMON SHARES
   ISSUED AND OUTSTANDING                 $        14.46           $      14.24            $      14.42
------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE INSURED MUNICIPAL BOND FUNDS AS OF MARCH 31, 2003

FINANCIAL STATEMENTS (UNAUDITED) CONT'D

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED MARCH 31, 2003

                                INSURED MUNICIPAL FUND  INSURED CALIFORNIA FUND  INSURED NEW YORK FUND
------------------------------------------------------------------------------------------------------
Investment Income
------------------------------------------------------------------------------------------------------
Interest                             $35,463,719              $11,468,593             $ 8,170,516
------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME              $35,463,719              $11,468,593             $ 8,170,516
------------------------------------------------------------------------------------------------------

Expenses
------------------------------------------------------------------------------------------------------
Investment adviser fee               $ 4,568,203              $ 1,504,492             $ 1,103,445
Trustees fees and expenses                10,428                    6,796                   5,096
Legal and accounting services             43,917                   32,015                  17,221
Printing and postage                      23,709                    9,715                   4,550
Custodian fee                            171,992                  106,824                  71,298
Transfer and dividend
   disbursing agent                       26,817                   25,176                  25,148
Preferred shares remarketing
   agent fee                             600,617                  203,014                 148,357
Miscellaneous                             48,846                   12,978                   2,397
------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                       $ 5,494,529              $ 1,901,010             $ 1,377,512
------------------------------------------------------------------------------------------------------
Deduct --
   Reduction of custodian fee        $   147,517              $    89,981             $    71,298
   Preliminary reduction of
      investment adviser fee           2,248,962                  780,079                 590,365
------------------------------------------------------------------------------------------------------
TOTAL EXPENSE REDUCTIONS             $ 2,396,479              $   870,060             $   661,663
------------------------------------------------------------------------------------------------------

NET EXPENSES                         $ 3,098,050              $ 1,030,950             $   715,849
------------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME                $32,365,669              $10,437,643             $ 7,454,667
------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss)
------------------------------------------------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions
      (identified cost basis)        $(4,844,377)             $(2,590,014)            $(1,729,400)
------------------------------------------------------------------------------------------------------
NET REALIZED LOSS                    $(4,844,377)             $(2,590,014)            $(1,729,400)
------------------------------------------------------------------------------------------------------
Change in unrealized
   appreciation (depreciation)
   --
   Investments (identified
      cost basis)                    $(4,182,561)             $(4,710,896)            $ 1,154,198
   Financial futures contracts          (649,018)                 431,949                (155,458)
------------------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED
   APPRECIATION (DEPRECIATION)       $(4,831,579)             $(4,278,947)            $   998,740
------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED
   LOSS                              $(9,675,956)             $(6,868,961)            $  (730,660)
------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO PREFERRED
   SHAREHOLDERS                      $(2,833,873)             $  (853,755)            $  (697,978)
------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS
   FROM OPERATIONS                   $19,855,840              $ 2,714,927             $ 6,026,029
------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE INSURED MUNICIPAL BOND FUNDS AS OF MARCH 31, 2003

FINANCIAL STATEMENTS (UNAUDITED) CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED MARCH 31, 2003

INCREASE (DECREASE) IN NET ASSETS  INSURED MUNICIPAL FUND  INSURED CALIFORNIA FUND  INSURED NEW YORK FUND
---------------------------------------------------------------------------------------------------------
From operations --
   Net investment income                $ 32,365,669            $ 10,437,643            $  7,454,667
   Net realized loss                      (4,844,377)             (2,590,014)             (1,729,400)
   Net change in unrealized
      appreciation (depreciation)         (4,831,579)             (4,278,947)                998,740
   Distributions to preferred
      shareholders                        (2,833,873)               (853,755)               (697,978)
---------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                           $ 19,855,840            $  2,714,927            $  6,026,029
---------------------------------------------------------------------------------------------------------
Distributions to common
   shareholders --
   From net investment income           $(29,315,277)           $ (9,731,900)           $ (7,056,786)
---------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO COMMON
   SHAREHOLDERS                         $(29,315,277)           $ (9,731,900)           $ (7,056,786)
---------------------------------------------------------------------------------------------------------
Capital share transactions --
   Proceeds from sale of common
      shares(1)                         $ 21,487,500            $  7,377,375            $  6,159,750
   Reinvestment of distributions
      to common shareholders                      --                  89,787                 371,259
   Offering costs and preferred
      shares underwriting
      discounts                          (12,303,952)             (4,127,999)             (3,046,141)
---------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   CAPITAL SHARE TRANSACTIONS           $  9,183,548            $  3,339,163            $  3,484,868
---------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET
   ASSETS                               $   (275,889)           $ (3,677,810)           $  2,454,111
---------------------------------------------------------------------------------------------------------

Net Assets Applicable to Common Shares
---------------------------------------------------------------------------------------------------------
At beginning of period                  $934,619,016            $311,633,982            $223,739,311
---------------------------------------------------------------------------------------------------------
AT END OF PERIOD                        $934,343,127            $307,956,172            $226,193,422
---------------------------------------------------------------------------------------------------------

Accumulated undistributed net investment income
included in net assets applicable to common shares
---------------------------------------------------------------------------------------------------------
AT END OF PERIOD                        $  2,576,110            $    476,407            $     99,291
---------------------------------------------------------------------------------------------------------

 (1) Proceeds from sale of shares net of sales load paid of $1,012,500, $347,625 and $290,250 for Insured Municipal Fund, Insured California Fund and Insured New York Fund, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE INSURED MUNICIPAL BOND FUNDS AS OF MARCH 31, 2003

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIOD ENDED SEPTEMBER 30, 2002(1)

INCREASE (DECREASE) IN NET ASSETS  INSURED MUNICIPAL FUND  INSURED CALIFORNIA FUND  INSURED NEW YORK FUND
---------------------------------------------------------------------------------------------------------
From operations --
   Net investment income                $  2,359,591            $    624,419            $    399,388
   Net realized loss                              --                      --                  (9,464)
   Net change in unrealized
      appreciation (depreciation)         28,816,305               8,962,473               5,455,182
---------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                           $ 31,175,896            $  9,586,892            $  5,845,106
---------------------------------------------------------------------------------------------------------
Capital share transactions --
   Proceeds from sale of common
      shares (2)                        $903,907,500            $302,257,500            $218,098,125
   Offering costs                           (564,380)               (310,410)               (303,920)
---------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   CAPITAL TRANSACTIONS                 $903,343,120            $301,947,090            $217,794,205
---------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS              $934,519,016            $311,533,982            $223,639,311
---------------------------------------------------------------------------------------------------------

Net Assets Applicable to Common Shares
---------------------------------------------------------------------------------------------------------
At beginning of period                  $    100,000            $    100,000            $    100,000
---------------------------------------------------------------------------------------------------------
AT END OF PERIOD                        $934,619,016            $311,633,982            $223,739,311
---------------------------------------------------------------------------------------------------------

Accumulated undistributed net investment income
included in net assets applicable to common shares
---------------------------------------------------------------------------------------------------------
AT END OF PERIOD                        $  2,359,591            $    624,419            $    399,388
---------------------------------------------------------------------------------------------------------

 (1) For the period from the start of business, August 30, 2002, to September 30, 2002.
 (2) Proceeds from sale of shares net of sales load paid of $42,592,500, $14,242,500 and $10,276,875 for Insured Municipal Fund, Insured California Fund and Insured New York Fund, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE INSURED MUNICIPAL BOND FUNDS AS OF MARCH 31, 2003

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A COMMON SHARE OUTSTANDING DURING THE PERIODS STATED

                                              INSURED MUNICIPAL FUND
                                  ----------------------------------------------
                                  SIX MONTHS ENDED    PERIOD ENDED SEPTEMBER 30,
                                  MARCH 31, 2003      --------------------------
                                  (UNAUDITED)(1)              2002(1)(2)
--------------------------------------------------------------------------------
Net asset value -- Beginning
   of period (Common shares)          $ 14.810                 $ 14.325(3)
--------------------------------------------------------------------------------

Income (loss) from operations
--------------------------------------------------------------------------------
Net investment income                 $  0.502                 $  0.040
Net realized and unrealized
   gain (loss)                          (0.163)                   0.454
Distributions to preferred
   shareholders                         (0.044)                      --
--------------------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS          $  0.295                 $  0.494
--------------------------------------------------------------------------------

Less distributions to common shareholders
--------------------------------------------------------------------------------
From net investment income            $ (0.454)                $     --
--------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO COMMON
   SHAREHOLDERS                       $ (0.454)                $     --
--------------------------------------------------------------------------------

PREFERRED AND COMMON SHARES
   OFFERING COSTS CHARGED TO
   PAID-IN CAPITAL                    $ (0.007)                $ (0.009)
--------------------------------------------------------------------------------

PREFERRED SHARES UNDERWRITING
   DISCOUNTS                          $ (0.184)                $     --
--------------------------------------------------------------------------------

NET ASSET VALUE -- END OF
   PERIOD (COMMON SHARES)             $ 14.460                 $ 14.810
--------------------------------------------------------------------------------

MARKET VALUE -- END OF PERIOD
   (COMMON SHARES)                    $ 13.830                 $ 15.000
--------------------------------------------------------------------------------

TOTAL INVESTMENT RETURN ON NET
   ASSET VALUE                            0.84%(5)                 3.39%(4)
--------------------------------------------------------------------------------

TOTAL INVESTMENT RETURN ON
   MARKET VALUE                          (4.77)%(5)                4.71%(4)
--------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE INSURED MUNICIPAL BOND FUNDS AS OF MARCH 31, 2003

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                              INSURED MUNICIPAL FUND
                                  ----------------------------------------------
                                  SIX MONTHS ENDED    PERIOD ENDED SEPTEMBER 30,
                                  MARCH 31, 2003      --------------------------
                                  (UNAUDITED)(1)              2002(1)(2)
--------------------------------------------------------------------------------

Ratios/Supplemental Data+ ++
--------------------------------------------------------------------------------
Net assets applicable to
   common shares, end of
   period (000's omitted)             $934,343                 $934,619
Ratios (As a percentage of
   average net assets
   applicable to common
   shares):
   Net expenses(6)                        0.71%(7)                 0.48%(7)
   Net expenses after
      custodian fee
      reduction(6)                        0.68%(7)                 0.46%(7)
   Net investment income(6)               7.07%(7)                 3.20%(7)
Portfolio Turnover                          36%                       0%
+  The operating expenses of the Fund reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios and net investment income per share would have been as follows:
Ratios (As a percentage of
   average net assets
   applicable to common
   shares):
   Expenses(6)                            1.20%(7)                 0.80%(7)
   Expenses after custodian
      fee reduction(6)                    1.17%(7)                 0.78%(7)
   Net investment income(6)               6.58%(7)                 2.88%(7)
   Net investment income per
      share                           $  0.467                 $  0.036
--------------------------------------------------------------------------------
++ The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:
Ratios (As a percentage of
   average total net assets):
   Net expenses                           0.46%(7)
   Net expenses after
      custodian fee reduction             0.44%(7)
   Net investment income                  4.58%(7)
--------------------------------------------------------------------------------
+  The operating expenses of the Fund reflect a reduction of the investment advisor fee. Had such action not been taken, the ratios would have been as follows:
Ratios (As a percentage of
   average total net assets):
   Expenses                               0.78%(7)
   Expenses after custodian
      fee reduction                       0.76%(7)
   Net investment income                  4.26%(7)
--------------------------------------------------------------------------------
Senior Securities:
   Total preferred shares
      outstanding                       23,700
   Asset coverage per
      preferred share(8)              $ 64,429
   Involuntary liquidation
      preference per preferred
      share(9)                        $ 25,000
   Approximate market value
      per preferred share(9)          $ 25,000
--------------------------------------------------------------------------------

 (1)  Computed using average common shares outstanding.
 (2) For the period from the start of business, August 30, 2002, to September 30, 2002.
 (3) Net asset value at beginning of period reflects the deduction of the sales load of $0.675 per share paid by the shareholder from the $15.000 offering price.
 (4) Total investment return on net asset value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported. Total investment return on market value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported. Total investment return on net asset value and total investment return on market value are not computed on an annualized basis.
 (5) Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Total return is not computed on an annualized basis.
 (6) Ratios do not reflect the effect of dividend payments to preferred shareholders. Ratios to average net assets applicable to common shares reflect the Fund's leveraged capital structure.
 (7)  Annualized.
 (8) Calculated by subtracting the Fund's total liabilities (not including the preferred shares) from the Fund's total assets, and dividing this by the number of preferred shares outstanding.
 (9)  Plus accumulated and unpaid dividends.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE INSURED MUNICIPAL BOND FUNDS AS OF MARCH 31, 2003

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A COMMON SHARE OUTSTANDING DURING THE PERIODS STATED

                                             INSURED CALIFORNIA FUND
                                  ----------------------------------------------
                                  SIX MONTHS ENDED    PERIOD ENDED SEPTEMBER 30,
                                  MARCH 31, 2003      --------------------------
                                  (UNAUDITED)(1)              2002(1)(2)
--------------------------------------------------------------------------------
Net asset value -- Beginning
   of period (Common shares)          $ 14.760                 $ 14.325(3)
--------------------------------------------------------------------------------

Income (loss) from operations
--------------------------------------------------------------------------------
Net investment income                 $  0.483                 $  0.031
Net realized and unrealized
   gain (loss)                          (0.321)                   0.420
Distributions to preferred
   shareholders                         (0.040)                      --
--------------------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS          $  0.122                 $  0.451
--------------------------------------------------------------------------------

Less distributions to common shareholders
--------------------------------------------------------------------------------
From net investment income            $ (0.450)                $     --
--------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO COMMON
   SHAREHOLDERS                       $ (0.450)                $     --
--------------------------------------------------------------------------------

PREFERRED AND COMMON SHARES
   OFFERING COSTS CHARGED TO
   PAID-IN CAPITAL                    $ (0.011)                $ (0.016)
--------------------------------------------------------------------------------

PREFERRED SHARES UNDERWRITING
   DISCOUNTS                          $ (0.181)                $     --
--------------------------------------------------------------------------------

NET ASSET VALUE -- END OF
   PERIOD (COMMON SHARES)             $ 14.240                 $ 14.760
--------------------------------------------------------------------------------

MARKET VALUE -- END OF PERIOD
   (COMMON SHARES)                    $ 13.460                 $ 15.000
--------------------------------------------------------------------------------

TOTAL INVESTMENT RETURN ON NET
   ASSET VALUE                           (0.27)%(5)                3.04%(4)
--------------------------------------------------------------------------------

TOTAL INVESTMENT RETURN ON
   MARKET VALUE                          (7.24)%(5)                4.71%(4)
--------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE INSURED MUNICIPAL BOND FUNDS AS OF MARCH 31, 2003

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                             INSURED CALIFORNIA FUND
                                  ----------------------------------------------
                                  SIX MONTHS ENDED    PERIOD ENDED SEPTEMBER 30,
                                  MARCH 31, 2003      --------------------------
                                  (UNAUDITED)(1)              2002(1)(2)
--------------------------------------------------------------------------------

Ratios/Supplemental Data+ ++
--------------------------------------------------------------------------------
Net assets applicable to
   common shares, end of
   period (000's omitted)             $307,956                 $311,634
Ratios (As a percentage of
   average net assets
   applicable to common
   shares):
   Net expenses(6)                        0.74%(7)                 0.61%(7)
   Net expenses after
      custodian fee
      reduction(6)                        0.68%(7)                 0.59%(7)
   Net investment income(6)               6.92%(7)                 2.54%(7)
Portfolio Turnover                          23%                       0%
+  The operating expenses of the Fund reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios and net investment income per share would have been as follows:
Ratios (As a percentage of
   average net assets
   applicable to common
   shares):
   Expenses(6)                            1.26%(7)                 0.93%(7)
   Expenses after custodian
      fee reduction(6)                    1.20%(7)                 0.91%(7)
   Net investment income(6)               6.40%(7)                 2.22%(7)
   Net investment income per
      share                           $  0.447                 $  0.027
--------------------------------------------------------------------------------
++ The ratios reported above are based on net assets applicable solely to comon shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:
Ratios (As a percentage of
   average total net assets):
   Net expenses                        0.48%(7)
   Net expenses after
      custodian fee reduction          0.44%(7)
   Net investment income               4.48%(7)
--------------------------------------------------------------------------------
+  The operating expenses of the Fund reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios would have been as follows:
Ratios (As a percentage of
   average total net assets):
   Expenses                               0.81%(7)
   Expenses after custodian
      fee reduction                       0.77%(7)
   Net investment income                  4.15%(7)
--------------------------------------------------------------------------------
Senior Securities:
   Total preferred shares
      outstanding                        7,800
   Asset coverage per
      preferred share(8)              $ 64,485
   Involuntary liquidation
      preference per preferred
      share(9)                        $ 25,000
   Approximate market value
      per preferred share(9)          $ 25,000
--------------------------------------------------------------------------------

 (1)  Computed using average common shares outstanding.
 (2) For the period from the start of business, August 30, 2002, to September 30, 2002.
 (3) Net asset value at beginning of period reflects the deduction of the sales load of $0.675 per share paid by the shareholder from the $15.000 offering price.
 (4) Total investment return on net asset value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported. Total investment return on market value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported. Total investment return on net asset value and total investment return on market value are not computed on an annualized basis.
 (5) Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Total return is not computed on an annualized basis.
 (6) Ratios do not reflect the effect of dividend payments to preferred shareholders. Ratios to average net assets applicable to common shares reflect the Fund's leveraged capital structure.
 (7)  Annualized.
 (8) Calculated by subtracting the Fund's total liabilities (not including the preferred shares) from the Fund's total assets, and dividing this by the number of preferred shares outstanding.
 (9)  Plus accumulated and unpaid dividends.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE INSURED MUNICIPAL BOND FUNDS AS OF MARCH 31, 2003

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A COMMON SHARE OUTSTANDING DURING THE PERIODS STATED

                                              INSURED NEW YORK FUND
                                  ----------------------------------------------
                                  SIX MONTHS ENDED    PERIOD ENDED SEPTEMBER 30,
                                  MARCH 31, 2003      --------------------------
                                  (UNAUDITED)(1)              2002(1)(2)
--------------------------------------------------------------------------------
Net asset value -- Beginning
   of period (Common shares)          $ 14.690                 $ 14.325(3)
--------------------------------------------------------------------------------

Income (loss) from operations
--------------------------------------------------------------------------------
Net investment income                 $  0.476                 $  0.028
Net realized and unrealized
   gain (loss)                          (0.056)                   0.358
Distributions to preferred
   shareholders                         (0.045)                      --
--------------------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS          $  0.375                 $  0.386
--------------------------------------------------------------------------------

Less distributions to common shareholders
--------------------------------------------------------------------------------
From net investment income            $ (0.450)                $     --
--------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO COMMON
   SHAREHOLDERS                       $ (0.450)                $     --
--------------------------------------------------------------------------------

PREFERRED AND COMMON SHARES
   OFFERING COSTS CHARGED TO
   PAID-IN CAPITAL                    $ (0.013)                $ (0.021)
--------------------------------------------------------------------------------

PREFERRED SHARES UNDERWRITING
   DISCOUNTS                          $ (0.182)                $     --
--------------------------------------------------------------------------------

NET ASSET VALUE -- END OF
   PERIOD (COMMON SHARES)             $ 14.420                 $ 14.690
--------------------------------------------------------------------------------

MARKET VALUE -- END OF PERIOD
   (COMMON SHARES)                    $ 13.650                 $ 15.060
--------------------------------------------------------------------------------

TOTAL INVESTMENT RETURN ON NET
   ASSET VALUE                            1.37%(5)                 2.55%(4)
--------------------------------------------------------------------------------

TOTAL INVESTMENT RETURN ON
   MARKET VALUE                          (6.40)%(5)                5.13%(4)
--------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE INSURED MUNICIPAL BOND FUNDS AS OF MARCH 31, 2003

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                              INSURED NEW YORK FUND
                                  ----------------------------------------------
                                  SIX MONTHS ENDED    PERIOD ENDED SEPTEMBER 30,
                                  MARCH 31, 2003      --------------------------
                                  (UNAUDITED)(1)              2002(1)(2)
--------------------------------------------------------------------------------
Ratios/Supplemental Data+ ++
--------------------------------------------------------------------------------
Net assets applicable to
   common shares, end of
   period (000's omitted)             $226,193                 $223,739
Ratios (As a percentage of
   average net assets
   applicable to common
   shares):
   Net expenses(6)                        0.71%(7)                 0.71%(7)
   Net expenses after
      custodian fee
      reduction(6)                        0.65%(7)                 0.68%(7)
   Net investment income(6)               6.72%(7)                 2.26%(7)
Portfolio Turnover                          42%                       8%
+  The operating expenses of the Fund reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios and net investment income per share would have been as follows:
Ratios (As a percentage of
   average net assets
   applicable to common
   shares):
   Expenses(6)                            1.24%(7)                 1.03%(7)
   Expenses after custodian
      fee reduction(6)                    1.18%(7)                 1.00%(7)
   Net investment income(6)               6.19%(7)                 1.94%(7)
Net investment income per
   share                              $  0.438                 $  0.024
--------------------------------------------------------------------------------
++ The ratios reported are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:
Ratios (As a percentage of
   average total net assets):
   Net expenses                           0.46%(7)
   Net expenses after
      custodian fee reduction             0.42%(7)
   Net investment income                  4.36%(7)
--------------------------------------------------------------------------------
+  The operating expenses of the Fund reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios would have been as follows:
Ratios (As a percentage of
   average total net assets):
   Expenses                               0.81%(7)
   Expenses after custodian
      fee reduction                       0.77%(7)
   Net investment income                  4.01%(7)
--------------------------------------------------------------------------------
Senior Securities:
   Total preferred shares
      outstanding                        5,700
   Asset coverage per
      preferred share(8)              $ 64,685
   Involuntary liquidation
      preference per preferred
      share(9)                        $ 25,000
   Approximate market value
      per preferred share(9)          $ 25,000
--------------------------------------------------------------------------------

 (1)  Computed using average common shares outstanding.
 (2) For the period from the start of business, August 30, 2002, to September 30, 2002.
 (3) Net asset value at beginning of period reflects the deduction of the sales load of $0.675 per share paid by the shareholder from the $15.000 offering price.
 (4) Total investment return on net asset value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported. Total investment return on market value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported. Total investment return on net asset value and total investment return on market value are not computed on an annualized basis.
 (5) Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Total return is not computed on an annualized basis.
 (6) Ratios do not reflect the effect of dividend payments to preferred shareholders. Ratios to average net assets applicable to common shares reflect the Fund's leveraged capital structure.
 (7)  Annualized.
 (8) Calculated by subtracting the Fund's total liabilities (not including the preferred shares) from the Fund's total assets, and dividing this by the number of preferred shares outstanding.
 (9)  Plus accumulated and unpaid dividends.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE INSURED MUNICIPAL BOND FUNDS AS OF MARCH 31, 2003

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1 Significant Accounting Policies
-------------------------------------------
   Eaton Vance Insured Municipal Bond Fund (Insured Municipal Fund), Eaton Vance Insured California Municipal Bond Fund (Insured California Fund), and Eaton Vance Insured New York Municipal Bond Fund (Insured New York Fund), (individually referred to as the Fund or collectively the Funds) are registered under the Investment Company Act of 1940, as amended, as non-diversified, closed-end management investment companies. The Insured Municipal Fund was organized under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated July 2, 2002. The Insured California Fund and the Insured New York Fund were organized under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated July 8, 2002. Each Fund's investment objective is to achieve current income exempt from regular federal income tax, including alternative minimum tax, and taxes in its specified state. Each Fund seeks to achieve its objective by investing primarily in high grade municipal obligations that are insured as to the timely payment of principal and interest.

   The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuation -- Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Futures contracts listed on the commodity exchanges are valued at closing settlement prices. Interest rate swaps are normally valued on the basis of valuations furnished by a broker. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates fair value. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

 B Investment Transactions -- Investment transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined using the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the transaction date. The securities so purchased are subject to market fluctuations during this period. To the extent that when-issued or delayed delivery purchases are outstanding, the Fund instructs the custodian to segregate assets in a separate account, with a current value at least equal to the amount of its purchase commitments.

 C Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount.

 D Federal Taxes -- Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable, if any, and tax-exempt income, including any net realized gain on investments. Therefore, no provision for federal income or excise tax is necessary. At September 30, 2002, the Insured New York Fund, for federal income tax purposes, had a capital loss carryover of $9,464 which will reduce the taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire on September 30, 2010.

   In addition, each Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in municipal obligations, which are exempt from regular federal income taxes when received by each Fund, as exempt-interest dividends.

 E Offering Costs -- Costs incurred by the Funds in connection with the offerings of the common shares and preferred shares were recorded as a reduction of capital paid in excess of par applicable to common shares.

 F Financial Futures Contracts -- Upon the entering of a financial futures contract, a Fund is required to deposit (initial margin) either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by a Fund (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by a Fund. A Fund's investment in financial futures contracts is designed for both hedging against anticipated future changes in interest rates and investment purposes. Should interest rates move unexpectedly, a Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

 G Interest Rate Swaps -- The Funds may enter into interest rate swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates or as substitution for the purchase and sale of securities. Pursuant to these agreements, the Funds make bi-annual payments at a fixed interest rate. In exchange, the Funds

EATON VANCE INSURED MUNICIPAL BOND FUNDS AS OF MARCH 31, 2003

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) CONT'D

   receive payments based on the interest rate of a benchmark industry index. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Funds are exposed to credit loss in the event of non-performance by the swap counterparty. However, the Funds do not anticipate non-performance by the counterparty. Risk may also arise from the unanticipated movements in value of interest rates.

 H Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

 I Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Funds. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances each Fund maintains with IBT. All significant credit balances used to reduce the Funds' custodian fees are reported as a reduction of total expenses in the Statement of Operations.

 J Interim Financial Statements -- The interim financial statements relating to
   March 31, 2003 and for the six months then ended have not been audited by independent certified public accountants, but in the opinion of the Funds' management reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2 Auction Preferred Shares (APS)
-------------------------------------------
   Each Fund issued Auction Preferred Shares on October 29, 2002 in a public offering. The underwriting discounts and other offering costs were recorded as a reduction of the capital of the common shares of each Fund. Dividends on the APS, which accrue daily, are cumulative at a rate which was established at the offering of each Fund's APS and have been reset every seven days thereafter by an auction. Effective March 4, 2003, a special dividend period of 364 days was set on the Series B shares of the Insured Municipal Fund. The dividend rate, which matures on March 2, 2004 is 1.18%. Auction Preferred Shares issued and outstanding as of March 31, 2003 and dividend rate ranges for the six months ended March 31, 2003 are as indicated below:

                                                 PREFERRED SHARES     DIVIDEND RATE
    FUND                                      ISSUED AND OUTSTANDING      RANGES
    --------------------------------------------------------------------------------
    Insured Municipal Fund Series A                        4,740      0.90% - 1.60%

    Insured Municipal Fund Series B                        4,740      0.90% - 1.55%

    Insured Municipal Fund Series C                        4,740      0.85% - 1.55%

    Insured Municipal Fund Series D                        4,740      0.95% - 1.55%

    Insured Municipal Fund Series E                        4,740      0.94% - 1.55%

    Insured California Fund Series A                       3,900      0.85% - 1.45%

    Insured California Fund Series B                       3,900      0.89% - 1.45%

    Insured New York Fund Series A                         2,850      0.89% - 1.65%

    Insured New York Fund Series B                         2,850      0.95% - 1.60%

   The APS are redeemable at the option of each Fund at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if any Fund is in default for an extended period on its asset maintenance requirements with respect to the APS. If the dividends on the APS shall remain unpaid in an amount equal to two full years' dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the Common Shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. Each Fund is required to maintain certain asset coverage with respect to the APS as defined in each Fund's By-Laws and the Investment Company Act of 1940. Each Fund pays an annual fee equivalent to 0.25% of the preferred shares liquidation value for the remarketing efforts associated with the preferred auction.

3 Distributions to Shareholders
-------------------------------------------
   Each Fund intends to make monthly distributions of net investment income, after payments of any dividends on any outstanding Auction Preferred Shares. Distributions are recorded on the ex-dividend date. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. Each dividend payment period for the Auction Preferred Shares is generally seven days. Effective March 4, 2003, the Series B shares set a special dividend period of 364 days. The applicable

EATON VANCE INSURED MUNICIPAL BOND FUNDS AS OF MARCH 31, 2003

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) CONT'D

   dividend rate for Auction Preferred Shares on March 31, 2003 are listed below. For the six months ended March 31, 2003, the amount of dividends each Fund paid to Auction Preferred shareholders and average APS dividend rates for such period were as follows:

                                                                DIVIDENDS PAID TO        AVERAGE APS
                                                   APS        PREFERRED SHAREHOLDERS    DIVIDEND RATES
                                              DIVIDEND RATES    FOR THE SIX MONTHS    FOR THE SIX MONTHS
                                                  AS OF               ENDED                 ENDED
    FUND                                      MARCH 31, 2003      MARCH 31, 2003        MARCH 31, 2003
    ----------------------------------------------------------------------------------------------------
    Insured Municipal Fund Series A                  0.90%           $568,705                   1.16%
    Insured Municipal Fund Series B                  1.18%            573,744                   1.18%
    Insured Municipal Fund Series C                  0.95%            550,873                   1.12%
    Insured Municipal Fund Series D                  0.95%            571,669                   1.17%
    Insured Municipal Fund Series E                  1.00%            568,882                   1.15%
    Insured California Fund Series A                 0.90%            420,902                   1.02%
    Insured California Fund Series B                 0.95%            432,853                   1.06%
    Insured New York Fund Series A                   0.89%            349,096                   1.17%
    Insured New York Fund Series B                   1.00%            348,882                   1.16%

   The Funds distinguish between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid in capital. These differences relate primarily to the method for amortizing premiums.

4 Investment Adviser Fee and Other Transactions with Affiliates
-------------------------------------------
   The investment adviser fee, computed at an annual rate of 0.65% of each Fund's average weekly gross assets, was earned by Eaton Vance Management
   (EVM) as compensation for investment advisory services rendered to each Fund. Except for Trustees of each Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to each Fund out of such investment adviser fee. For the six months ended March 31, 2003, the fee was equivalent to 0.65% (annualized) of each Fund's average weekly gross assets and amounted to $4,568,203, $1,504,492, and $1,103,445 for
   Insured Municipal Fund, Insured California Fund and Insured New York Fund, respectively. EVM also serves as the administrator of the Funds, but currently receives no compensation for such service.

   In addition, EVM has contractually agreed to reimburse the Fund for fees and other expenses in the amount of 0.32% of average weekly gross assets of each Fund during the first five full years of each Fund's operations, 0.24% of average weekly gross assets of each Fund in year six, 0.16% in year seven and 0.08% in year eight. For the six months ended March 31, 2003, EVM contractually waived $2,248,962, $740,673 and $543,234 of its investment advisory fee for Insured Municipal Fund, Insured California Fund and Insured New York Fund, respectively. In addition, EVM made a preliminary waiver of $39,406 and $47,131 of its investment advisory fee for Insured California Fund and Insured New York Fund, respectively, in order to enhance the net investment income of each Fund.

   Trustees of the Funds that are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended March 31, 2003, no significant amounts have been deferred.

   Certain officers and one Trustee of each Fund are officers of the above organization.

5 Investments
-------------------------------------------
   Purchases and sales of investments, other than U.S. Government securities and short-term obligations, for the six months ended March 31, 2003 were as follows:

    INSURED MUNICIPAL FUND
    --------------------------------------------------------
    Purchases                                 $1,099,289,223
    Sales                                        506,046,082

    INSURED CALIFORNIA FUND
    --------------------------------------------------------
    Purchases                                 $  306,010,862
    Sales                                        107,107,377

    INSURED NEW YORK FUND
    --------------------------------------------------------
    Purchases                                 $  295,129,474
    Sales                                        139,316,275

EATON VANCE INSURED MUNICIPAL BOND FUNDS AS OF MARCH 31, 2003

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) CONT'D

6 Federal Income Tax Basis of Unrealized Appreciation (Depreciation)
-------------------------------------------
   The cost and unrealized appreciation (depreciation) in value of the investments owned by each Fund at March 31, 2003, as computed for federal income tax purposes, were as follows:

    INSURED MUNICIPAL FUND
    --------------------------------------------------------
    AGGREGATE COST                            $1,494,009,631
    --------------------------------------------------------
    Gross unrealized appreciation             $   31,474,170
    Gross unrealized depreciation                 (6,622,069)
    --------------------------------------------------------
    NET UNREALIZED APPRECIATION               $   24,852,101
    --------------------------------------------------------

    INSURED CALIFORNIA FUND
    --------------------------------------------------------
    AGGREGATE COST                            $  496,007,630
    --------------------------------------------------------
    Gross unrealized appreciation             $    6,438,280
    Gross unrealized depreciation                 (1,919,530)
    --------------------------------------------------------
    NET UNREALIZED APPRECIATION               $    4,518,750
    --------------------------------------------------------

    INSURED NEW YORK FUND
    --------------------------------------------------------
    AGGREGATE COST                            $  358,237,423
    --------------------------------------------------------
    Gross unrealized appreciation             $    6,821,013
    Gross unrealized depreciation                   (192,694)
    --------------------------------------------------------
    NET UNREALIZED APPRECIATION               $    6,628,319
    --------------------------------------------------------

7 Shares of Beneficial Interest
-------------------------------------------
   Each Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional $0.01 par value common shares. Transactions in common shares were as follows:

                                              INSURED MUNICIPAL FUND
                                              ----------------------
                                              SIX MONTHS ENDED
                                              MARCH 31, 2003          YEAR ENDED
                                              (UNAUDITED)             SEPTEMBER 30, 2002(1)
    ------------------------------------------------------------------------------------------
    Sales                                               1,500,000                   63,100,000
    ------------------------------------------------------------------------------------------
    NET INCREASE                                        1,500,000                   63,100,000
    ------------------------------------------------------------------------------------------

                                                          INSURED CALIFORNIA FUND
                                              ------------------------------------------------
                                              SIX MONTHS ENDED
                                              MARCH 31, 2003          YEAR ENDED
                                              (UNAUDITED)             SEPTEMBER 30, 2002(1)
    ------------------------------------------------------------------------------------------
    Sales                                                 515,000                   21,100,000
    Shares issued pursuant to the Fund's
     dividend reinvestment plan                             6,535                           --
    ------------------------------------------------------------------------------------------
    NET INCREASE                                          521,535                   21,100,000
    ------------------------------------------------------------------------------------------

                                                           INSURED NEW YORK FUND
                                              ------------------------------------------------
                                              SIX MONTHS ENDED
                                              MARCH 31, 2003          YEAR ENDED
                                              (UNAUDITED)             SEPTEMBER 30, 2002(1)
    ------------------------------------------------------------------------------------------
    Sales                                                 430,000                   15,225,000
    Shares issued pursuant to the Fund's
     dividend reinvestment plan                            26,690                           --
    ------------------------------------------------------------------------------------------
    NET INCREASE                                          456,690                   15,225,000
    ------------------------------------------------------------------------------------------

 (1) For the period from the start of business, August 30, 2002 to September 30, 2002.

8 Financial Instruments
-------------------------------------------
   Each Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment each Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

   A summary of obligations under these financial instruments at March 31, 2003 is as follows:

                                           FUTURES CONTRACTS
    ------------------------------------------------------------------------------------------------
                                                                                      NET UNREALIZED
                                    EXPIRATION                                         APPRECIATION
    FUND                            DATE        CONTRACTS                 POSITION    (DEPRECIATION)
    ------------------------------------------------------------------------------------------------
    Insured Municipal               6/03        764 U.S. Treasury Bond    Short         $(649,018)
    ------------------------------------------------------------------------------------------------
    Insured California              6/03        300 U.S. Treasury Bond    Short         $ 431,949
    ------------------------------------------------------------------------------------------------
    Insured New York                6/03        183 U.S. Treasury Bond    Short         $(155,458)

   At March 31, 2003, each Fund had sufficient cash and/or securities to cover margin requirements on open futures contracts.

                    EATON VANCE INSURED MUNICIPAL BOND FUNDS

Dividend Reinvestment Plan

Each Fund offers a dividend reinvestment plan (the Plan) pursuant to which shareholders may elect to have dividends and capital gains distributions automatically reinvested in common shares (the Shares) of the same Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by PFPC Inc. as dividend paying agent. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with each Fund's transfer agent, PFPC Inc., or you will not be able to participate.

The Plan Agent's service fee for handling distributions will be paid by each Fund. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquiries regarding the Plan can be directed to the Plan Agent, PFPC Inc., at 1-800-331-1710.

                    EATON VANCE INSURED MUNICIPAL BOND FUNDS

Application for Participation in Dividend Reinvestment Plan
This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

                                                      ------------------------------------------------------
                                                      Please print exact name on account
                                                      ------------------------------------------------------
                                                      Shareholder signature                   Date
                                                      ------------------------------------------------------
                                                      Shareholder signature                   Date
                                                      Please sign exactly as your common shares are registered.
                                                      All persons whose names appear on the share certificate
                                                      must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

THIS AUTHORIZATION FORM, WHEN SIGNED, SHOULD BE MAILED TO THE FOLLOWING ADDRESS:

                                  Eaton Vance Insured Municipal Bond Funds
                                  c/o PFPC Inc.
                                  P.O. Box 43027
                                  Providence, RI 02940-3027
                                  800-331-1710

--------------------------------------------------------------------------------

NUMBER OF EMPLOYEES

Each Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified, management investment company and has no employees.

NUMBER OF SHAREHOLDERS

As of March 31, 2003, our records indicate that there are 336, 86 and 73 registered shareholders for Insured Municipal Fund, Insured California Fund and Insured New York Fund, respectively, and approximately 32,000, 8,100 and 7,600 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries for Insured Municipal Fund, Insured California Fund and Insured New York Fund, respectively.

If you are a street name shareholder and wish to receive Fund reports directly, which contain important information about a Fund, please write or call:

                                  Eaton Vance Distributors, Inc.
                                  The Eaton Vance Building
                                  255 State Street
                                  Boston, MA 02109
                                  1-800-225-6265

AMERICAN STOCK EXCHANGE SYMBOLS

Insured Municipal Fund     EIM
Insured California Fund     EVM
Insured New York Fund     ENX

EATON VANCE INSURED MUNICIPAL BOND FUNDS AS OF MARCH 31, 2003

INVESTMENT MANAGEMENT

EATON VANCE INSURED MUNICIPAL BOND FUNDS

Officers

Thomas J. Fetter
President and Portfolio Manager
of Insured Municipal Bond Fund
and Insured New York Municipal
Bond Fund

James B. Hawkes
Vice President and Trustee

Cynthia J. Clemson
Vice President and Portfolio
Manager of Insured California
Municipal Bond Fund

Robert B. MacIntosh
Vice President

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Trustees

Jessica M. Bibliowicz
President and Chief Executive Officer,
National Financial Partners

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking Emeritus, Harvard University
Graduate School of Business Administration

Norton H. Reamer
President, Unicorn Corporation
Chairman, Hellman, Jordan Management Co., Inc.
Advisory Director of Berkshire Capital Corporation

Lynn A. Stout
Professor of Law,
UCLA School of Law

INVESTMENT ADVISER AND ADMINISTRATOR OF EATON VANCE INSURED MUNICIPAL BOND FUNDS EATON VANCE MANAGEMENT
The Eaton Vance Building
255 State Street
Boston, MA 02109

CUSTODIAN
INVESTORS BANK & TRUST COMPANY
200 Clarendon Street
Boston, MA 02116

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
PFPC INC.
Attn: Eaton Vance Insured Municipal Bond Funds
P.O. Box 43027
Providence, RI 02940-3027
(800) 331-1710

                              EATON VANCE FUNDS
                            EATON VANCE MANAGEMENT

                                PRIVACY NOTICE

The Eaton Vance organization is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. Each of the above financial institutions has in effect the following policy with respect to nonpublic personal information about its customers:

- Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected.

- None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

- Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

  For more information about Eaton Vance's privacy policies, call: 1-800-262-1122

Eaton Vance Insured Municipal Bond Funds
The Eaton Vance Building
255 State Street
Boston, MA 02109


1453-5/03                                                             CE-IMBSRC